Registration No. 2-75812
                                               File No. 811-3391

                               SECURITIES AND EXCHANGE COMMISSION
                                     WASHINGTON, D.C.  20549
                                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / X /

     PRE-EFFECTIVE AMENDMENT NO. ___                              /   /

     POST-EFFECTIVE AMENDMENT NO. 24                              / X /

                                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / X /

     AMENDMENT NO. 19                                            / X /

                                   CENTENNIAL GOVERNMENT TRUST
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                       (Exact Name of Registrant as Specified in Charter)

                                    3410 South Galena Street
                                     Denver, Colorado, 80231
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                            (Address of Principal Executive Offices)

                                         (303) 671-3200
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                                 (Registrant's Telephone Number)

                                     ANDREW J. DONOHUE, ESQ.
                               Oppenheimer Management Corporation
                      Two World Trade Center, New York, New York 10048-0203
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                             (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     /   /  Immediately upon filing pursuant to paragraph (b)

     / X /  On November 1, 1995 pursuant to paragraph (b)

     /   /  60 days after filing pursuant to paragraph (a) (i)

     /   /  On _________ pursuant to paragraph (a) (i)

     /   /  75 Days after filing, pursuant to paragraph (a) (ii)

     /  /   On ________, pursuant to paragraph (a) (ii) of Rule 485
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The Registrant has registered an indefinite number of its shares under the
Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended June 30, 1995 was filed on August 28, 1995.

                                            FORM N-1A

                                   CENTENNIAL GOVERNMENT TRUST

                                      Cross Reference Sheet

Part A of
Form N-1A
Item No.       Prospectus Heading
---------      ------------------

     1         Front Cover Page
     2         Trust Expenses
     3         Financial Highlights; Yield Information
     4         Cover Page; The Trust and Its Investment Policies;
               Investment Restrictions
     5         Management of the Trusts; Trust Expenses; Additional
               Information - The Custodian and the Transfer Agent; Back
               Cover
     6         Dividends, Distributions and Taxes; Additional Information;
               Management of the Trust
     7         How to Buy Shares; Exchanges of Shares and Retirement Plans;
               Service Plan; Back Cover; How to Redeem Shares
     8         How to Redeem Shares; Exchanges of Shares and Retirement
               Plans
     9         *

Part B of
Form N-1A
Item No.       Statement of Additional Information Heading
---------      -------------------------------------------

     10        Cover Page
     11        Cover Page
     12        Additional Information
     13        Investment Objective and Policies; Investment Restrictions;
               Exhibit A - Description of Securities Ratings
     14        Trustees and Officers; Investment Management Services
     15        Trustees and Officers - Major Shareholders; Investment
               Management Services
     16        Investment Management Services; Service Plan; Additional
               Information; Back Cover
     17        Investment Management Services - Portfolio Transactions
     18        Additional Information - Description of the Trusts
     19        Purchase, Redemption and Pricing of Shares; Automatic
               Withdrawal Plan Provisions; Yield Information
     20        Additional Information - Tax Status of the Trust's Dividends
               and Distributions
     21        Investment Management Services; Additional Information -
               General Distributor's Agreement; Service Plan
     22        Yield Information
     23        Financial Statements

-----------
* Not applicable or negative answer.

Centennial
Government Trust

3410 South Galena Street, Denver, Colorado 80231
Telephone 1-800-525-9310

     Centennial Government Trust (the "Trust") is a no-load "money market" mutual fund with the investment objective of seeking a high current level of income consistent with preservation of capital and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in a diversified portfolio of short-term debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities and maturing in, or having been called for redemption in, one year or less. See "The Trust and its Investment Policies."

     An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.

     Shares of the Trust may be purchased directly from dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose. (See "How to Buy Shares" in the Appendix.) The information in this Prospectus should be read together with the information in the Appendix
which is part of this Prospectus.   Program participants should also
read the description of the Program provided by their broker.

     This Prospectus sets forth concisely information about the Trust that a prospective investor should know before investing. A Statement of Additional Information about the Trust (the "Additional Statement"), dated November 1, 1995, has been filed with the Securities and Exchange Commission and is available without charge upon written request to Shareholder Services, Inc. (the "Transfer Agent"), P.O. Box 5143, Denver, Colorado 80217-5143 or by calling the Transfer Agent at the toll-free number shown above. The Additional Statement (which is incorporated by reference in its entirety in this Prospectus) contains more detailed information about the Trust and its management.

     Investors are advised to read and retain this Prospectus for future reference.

     Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is effective November 1, 1995

Table of Contents

                                                      Page

    Trust Expenses                                    3
Financial Highlights                                  4
Yield Information                                     5
The Trust and its Investment Policies                 5
Investment Restrictions                               7

Appendix

Management of the Trusts                            A-1
How to Buy Shares                                   A-2
Purchases Through Automatic Purchase and
   Redemption Programs                              A-2
Direct Purchases                                    A-2
   Payment by Check
   Payment by Federal Funds Wire
   Guaranteed Payment                               A-3
   Automatic Investment Plans                       A-4
General                                             A-4
Service Plan                                        A-4
How to Redeem Shares                                A-5
Program Participants                                A-5
Shares of the Trusts Owned Directly                 A-5
   Regular Redemption Procedure                     A-5
   Expedited Redemption Procedure                   A-5
   Check Writing                                    A-6
   Telephone Redemptions                            A-6
   Retirement Plans Holding Shares of
      Government Trust and Money Market Trust       A-6
   Automatic Withdrawal Plans                       A-7
General Information on Redemptions                  A-7
Exchanges of Shares and Retirement Plans            A-8
Dividends, Distributions and Taxes                  A-10
Additional Information                              A-13

Trust Expenses

      The following table sets forth the fees that an investor in the Trust might pay and the expenses paid by the Trust during its fiscal year ended June 30, 1995.

Shareholder Transaction Expenses
Maximum Sales Charge on Purchases
   (as a percentage of offering price)                       None
Sales Charge on Reinvested Dividends                         None
Redemption Fees                                              None
Exchange Fee                                                 None

Annual Trust Operating Expenses
   (as a percentage of average net assets)
Management Fees                                              0.48%
12b-1 (Service Plan) Fees                                    0.20%
Other Expenses                                               0.11%
    Total Trust Operating Expenses                           0.79%

      The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (shareholder transaction expenses) or indirectly (annual trust operating expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit and legal and other business operating expenses, but excludes extraordinary expenses. For further details, see the Trust's financial statements included in the Additional Statement.

      The following example applies the above-stated expenses to a hypothetical $1,000 investment in shares of the Trust over the time periods shown below, assuming a 5% annual rate of return on the investment and also assuming that the shares are redeemed at the end of each stated period. The amounts shown below are the cumulative costs of such hypothetical $1,000 investment for the periods shown.

            1 year          3 years        5 years        10 years

            $8              $25            $44            $98

      This example should not be considered a representation of past or future expenses or performance. Expenses are subject to change and actual performance and expenses may be less or greater than those illustrated above.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period

      The table on the following pages presents selected financial information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. This information has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1995 is included in the Additional Statement.


                                                                       Year Ended June 30,
                                       -----------------------------------------------------------------------------------------
                                         1995     1994     1993     1992     1991     1990     1989     1988     1987    1986
                                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
PER SHARE OPERATING DATA:
Net asset value, beginning of year        $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
$1.00
Income from investment
  operations--net investment income
  and net realized gain on
  investments                               .05      .03      .04      .04      .07      .08      .08      .06      .05      .07
Dividends and distributions to
  shareholders                             (.05)    (.03)    (.04)    (.04)    (.07)    (.08)    (.08)    (.06)    (.05)    (.07)
                                          -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Net asset value, end of year              $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          =====    =====    =====    =====    =====    =====
=====    =====    =====    =====

TOTAL RETURN, AT NET ASSET VALUE ((1))     4.93%    2.84%    2.98%    4.75%    6.86%    8.23%    8.16%
6.06%    5.27%    7.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)                           $893,184 $613,443 $637,102 $574,717 $533,154 $219,003 $151,898  $90,035  $67,042
$78,550
Average net assets (in thousands)      $718,681 $665,494 $633,017 $581,563 $418,268 $200,570 $121,909  $82,815
$74,084  $68,515
Number of shares outstanding at end
  of year (in thousands)                893,947  613,282  637,018  574,722  533,125  218,986  151,901   90,036   67,042
78,550
Ratios to average net assets:
 Net investment income                     4.81%    2.79%    2.81%    4.38%    6.44%    7.75%    8.11%    5.94%    5.17%
  6.59%
 Expenses                                   .80%     .79%     .79%     .78%     .79%     .84%     .85%     .90%     .96%
 .93%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

Yield Information

      From time to time the "yield" and "compounded effective yield" of an investment in the Trust may be advertised. Both yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" will therefore be slightly higher than the yield because of the effect of the assumed reinvestment. See "Yield Information" in the Additional Statement for additional information about the methods of calculating these yields.

The Trust and Its Investment Policies

      The Trust is a no-load "money-market" fund. It is an open-end, diversified management investment company organized as a Massachusetts business trust on January 18, 1982. The Trust's investment objective is to seek high current income consistent with the preservation of capital and the maintenance of liquidity. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts would be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Additional Statement for further information). There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective. In seeking its objective, the Trust may invest in the types of instruments discussed below. The Trust's investment policies and practices are not "fundamental" policies (as defined below) unless a particular policy is identified as fundamental. The Board may change non-fundamental investment policies without shareholder approval. The Trust's investment objective is a fundamental policy.

      In seeking its objective, the Trust invests principally in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and maturing in twelve months or less from the date of purchase, or in repurchase agreements (described below) under which such obligations are purchased. The securities in which the Trust may invest may not yield as high a level of current income as longer-term or lower-rated securities, which generally have less liquidity and experience greater price fluctuation.

      Securities issued or guaranteed by the U.S. Government include a variety of U.S. Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of from one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities, also include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Bank, Federal Land Bank, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Federal National Mortgage Association and the Student Loan Marketing Association. The Trust will not invest in securities issued by the Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development or in pooled mortgages offered by the Federal Housing Administration or Veterans Administration.

      Obligations of some U.S. Government agencies and instrumentalities may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, such as the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Certain Debt Obligations
      The Trust may invest in variable rate notes, variable rate master demand notes or in master demand notes (described in "Investment Objective and Policies" in the Additional Statement) that meet the requirements of Rule 2a-7 (discussed below). The Trust may also purchase debt obligations which are Eligible Securities, as defined below, and that either mature within twelve months from the date of purchase or have been called for redemption by the issuer, with such redemption to be effective within one year.

      - Floating Rate/Variable Rate Notes. Some of the notes the Trust may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the prime rate of a bank, or the 91-day U.S. Treasury bill rate. The Trust may purchase these obligations if they have a remaining maturity of one year or less; if their maturity is greater than one year, they may be purchased if they have a demand feature that permits the Trust to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon not more than 30 days' notice. Such obligations may be secured by bank letters of credit or other credit support arrangements. See "Floating Rate/Variable Rate Obligations" in the Additional Statement for more details.

      - Board Approved Instruments. The Trust may invest in obligations, other than those discussed above, approved by the Trust's Board of Trustees and which are in accordance with the Trust's investment objective, policies and restrictions.

Ratings of Securities
      Under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "Investment Company Act") the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under the Rule, the Trust may purchase only those securities that the Trust's Board of Trustees has determined have minimal credit risks and are "Eligible Securities."

      With respect to ratings, an "Eligible Security" is (a) one that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" (as defined in the Rule) ("Rating Organizations"), or, if only one Rating Organization has rated that security, by that Rating Organization, or (b) an unrated security that is judged by Centennial Asset Management Corporation, the Trust's investment manager (the "Manager"), to be of comparable quality to investments that are "Eligible Securities" rated by Rating Organizations. The Rule permits the Trust to purchase "First Tier Securities," which are Eligible Securities rated in the highest rating category for short-term debt obligations by at least two Rating Organizations, or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities. Under the Rule, the Trust may invest only up to 5% of its assets in "Second Tier Securities," which are Eligible Securities that are not "First Tier Securities." In addition to the overall 5% limit on Second Tier Securities, the Trust may not invest more than (i) 5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or (ii) 1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer. The Trust's Board must approve or ratify the purchase of Eligible Securities that are unrated or rated by only one Rating Organization. Additionally, under Rule 2a-7, the Trust must maintain a dollar-weighted average portfolio maturity of no more than 90 days and the maturity of any single portfolio investment may not exceed 397 days. Some of the Trust's existing investment restrictions (which are fundamental policies that may be changed only by shareholder vote) are more restrictive than the provisions of Rule 2a-7. For example, as a matter of fundamental policy, the Fund may not invest in any debt instrument having a maturity in excess of one year from the date of the investment. The Trust's Board has adopted procedures under Rule 2a-7 pursuant to which the Board has delegated to the Manager certain responsibilities, in accordance with that Rule, of conforming the Trust's investments with the requirements of the Rule and those procedures.

      Exhibit A of the Additional Statement contains additional information on the rating categories of Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the above restrictions. Subsequent downgrades in ratings may require reassessments of the credit risk presented by a security and may require its sale. The rating restrictions described in this Prospectus do not apply to banks in which the Trust's cash is kept. See "Ratings of Securities" in "Investment Objective and Policies" in the Additional Statement for further details.

Repurchase Agreements
      The Trust may acquire securities that are subject to repurchase agreements in order to generate income while providing liquidity. The Trust's repurchase agreements must comply with the collateral requirements of Rule 2a-7. If the vendor fails to pay the agreed-upon repurchase price on the delivery date, the Trust's risks may include any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. There is no limit on the amount of the Trust's net assets that may be subject to repurchase agreements having a maturity of seven days or less. The Trust ordinarily will not enter into a repurchase agreement that will cause more than 10% of its net assets at the time of purchase to be subject to repurchase agreements maturing in more than seven days. See "Repurchase Agreements" in the Additional Statement for further details.

Loans of Portfolio Securities
      To attempt to increase its income for liquidity purposes, the Trust may lend its portfolio securities to qualified borrowers (other than in repurchase transactions) if the loan is collateralized in accordance with applicable regulatory requirements, and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Trust's total assets. The Trust will not enter into any securities lending agreements having a duration of greater than one year. Any securities received as collateral for a loan must mature in twelve months or less. The Trust presently does not intend that the value of securities loaned will exceed 5% of the value of the Trust's net assets in the coming year. See "Loans of Portfolio Securities" in the Additional Statement for further information on securities loans.

Investment Restrictions
      The Trust has certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by the vote of a "majority" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. Under some of those restrictions, the Trust cannot: (1) invest in any security other than those discussed under "The Trust and Its Investment Policies," above;
(2) enter into repurchase agreements maturing in more than seven days or purchase securities which are restricted as to resale or for which market quotations are not readily available, if any such investment would cause more than 10% of the Trust's assets to be invested in such securities; (3) borrow money in excess of 10% of the value of its total assets, and then only as a temporary measure for extraordinary or emergency purposes; provided that the Trust will not make any investment at a time during which such borrowing exceeds 5% of the value of its assets; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt; (4) make loans, except through (i) the purchase of debt securities listed under "The Trust and Its Investment Policies," (ii) the purchase of such debt securities subject to repurchase agreements, or (iii) loans of securities as described under "Loans of Portfolio Securities," above; or (5) invest in any debt instrument having a maturity in excess of one year from the date of the investment, or, in the case of a debt instrument subject to a repurchase agreement or called for redemption, having a repurchase or redemption date more than one year from the date of the investment.
The percentage restrictions described above and in the Additional Statement are applicable only at the time of investment and require no action by the Trust as a result of subsequent changes in value of the investments or the size of the Trust. A supplementary list of investment restrictions is contained in the Additional Statement.

APPENDIX

This Appendix is part of the Prospectuses of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.


Management of the Trusts

      The Board of Trustees of each Trust has overall responsibility for the management of that Trust under the laws of Massachusetts governing the responsibilities of trustees of business trusts. "Trustees and Officers" in the Additional Statement identifies the Trustees and officers and provides information about them. Subject to the authority of the Board, the Trusts' investment manager, Centennial Asset Management Corporation (the "Manager"), is responsible for the day-to-day management of each Trust's business, supervises the investment operations of each Trust and the composition of its portfolio and furnishes the Trusts advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a management agreement (collectively, the "Agreements") with each Trust. The management fee is payable monthly to the Manager under the terms of each Trust's Agreement and is computed on the aggregate net assets of the respective Trust as of the close of business each day. The annual rates applicable to Money
Market Trust and Government Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% of net assets in excess of $1 billion. See the Additional Statement for an explanation of the Manager's reimbursement arrangement for the Trusts set forth in their Agreements and the Manager's voluntary expense assumption for Money Market Trust. The annual rates applicable to Tax Exempt Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.40% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.35% of the next $500 million of net assets; and 0.325% of net assets in excess of $2 billion. Furthermore, under Tax Exempt Trust's Agreement, when the value of Tax Exempt Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. "Investment Management Services" in the Additional Statement contains more complete information about the Agreements, including a discussion of expense arrangements, description of the exculpation provisions and portfolio transactions.

      The Manager, a wholly-owned subsidiary of Oppenheimer Management Corporation ("OMC"), has operated as an investment adviser since 1978. The Manager and its affiliates currently advise U.S. investment companies with assets aggregating over $38 billion as of September 30, 1995, and having more than 2.8 million shareholder accounts. OMC is wholly owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OMC and the Manager, and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company which also advises pension plans and investment companies.

How to Buy Shares

      Shares of each Trust may be purchased at their offering price, which is net asset value per share, without sales charge. The net asset value will remain fixed at $1.00 per share, except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Additional Statement for further details). There can be no guarantee that any Trust will maintain a stable net asset value of $1.00 per share. Centennial Asset Management Corporation, which also acts as the distributor for each Trust (and in that capacity is referred to as the "Distributor"), may in its sole discretion accept or reject any order for purchase of a Trust's shares. Oppenheimer Funds Distributor, Inc. ("OFDI"), an affiliate of the Distributor, acts as the sub-distributor for each Trust (the "Sub-Distributor").

      The minimum initial investment is $500 ($2,500 if by Federal Funds wire), except as otherwise described in this Prospectus. Subsequent purchases must be in amounts of $25 or more, and may be made through authorized dealers or brokers or by forwarding payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217, with the name(s) of all account owners, the account number and the name of the Trust.
The minimum initial and subsequent purchase requirements are waived on purchases made by reinvesting dividends from any of the "Eligible
Funds" listed in "Exchange Privilege" below or by reinvesting distributions from unit investment trusts for which reinvestment arrangements have been made with the Distributor. Under an Automatic Investment Plan or military allotment plan, initial and subsequent investments must be at least $25. No share certificates will be issued unless specifically requested in writing by an investor or the dealer or broker.

      Each Trust intends to be as fully invested as practicable to maximize its yield. Therefore, dividends will accrue on newly-purchased shares only after the Distributor accepts the purchase order at its address in Denver, Colorado, on a day the New York Stock Exchange is open (a "regular business day"), under one of the methods of purchasing shares described below. The purchase will be made at the net asset value next determined after the Distributor accepts the purchase order.

      Each Trust's net asset value per share is determined twice each regular business day, at 12:00 Noon and the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days (all references to time in this Prospectus mean New York time) by dividing the net assets of the Trust by the total number of its shares outstanding. Each Trust's Board of Trustees has established procedures for valuing the Trust's assets, using the amortized cost method as described in "Determination of Net Asset Value Per Share" in the Additional Statement.

Purchases Through Automatic Purchase and Redemption Programs
      Shares of each Trust are available under Automatic Purchase and Redemption Programs ("Programs") of broker-dealers that have entered into agreements with the Distributor for that purpose. Broker-dealers whose clients participate in such Programs will invest the "free cash balances" of such client's Program account in shares of the Trust selected as the primary Trust by the client for the Program account. Such purchases will be made by the broker-dealer under the procedures described in "Guaranteed Payment," below. The Program may have minimum investment requirements established by the broker-dealer. The description of the Program provided by the broker-dealer should be consulted for details, and all questions about investing in, exchanging or redeeming shares of a Trust through a Program should be directed to the broker-dealer.

Direct Purchases
      An investor may directly purchase shares of the Trusts through any dealer which has a sales agreement with the Distributor or the Sub-Distributor. There are two ways to make a direct initial investment: either (1) complete a Centennial Funds New Account Application and mail it with payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217 (if no dealer is named in the Application, the Sub-Distributor will act as the dealer), or (2) order the shares through your dealer or broker. Purchases made by Application should have a check enclosed, or payment may be made by one of the alternative means described below.

      - Payment by Check. Orders for shares purchased by check in U.S. dollars drawn on a U.S. bank will be effected on the regular business day on which the check (and the purchase application, if the account is new) is accepted by the Distributor. Dividends will begin to accrue on such shares the next regular business day after the purchase order is accepted. For other checks, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds, and dividends will begin to accrue on such shares on the next regular business day.

      - Payment by Federal Funds Wire. Shares of each Trust may be purchased by direct shareholders by Federal Funds wire. The minimum investment by wire is $2,500. The investor must first call the Distributor's Wire Department at 1-800-852-8457 to notify the Distributor of the transmittal of the wire and to order the shares.
The investor's bank must wire the Federal Funds to Citibank, N.A., ABA No. 0210-0008-9, for credit to Concentration Account No. 3737-5674 (Centennial Money Market Trust or Centennial Tax Exempt Trust) or Concentration Account No. 3741-9796 (Centennial Government Trust), for further credit to the following account numbers for the respective
Trust: (i) Centennial Money Market Trust Custodian Account No. 099920,
(ii) Centennial Government Trust Custodian Account No. 099975, or (iii) Centennial Tax Exempt Trust Custodian Account No. 099862.

      The wire must state the investor's name. Shares will be purchased on the regular business day on which the Federal Funds are received by Citibank, N.A. (the "Custodian") prior to the close of The New York Stock Exchange (which is normally 4:00 P.M.) and the Distributor has received and accepted the investor's notification of the wire order prior to the close of The New York Stock Exchange (which is normally 4:00 P.M.). Those shares will be purchased at the net asset value next determined after receipt of the Federal Funds and the order. Dividends on newly purchased shares will begin to accrue on the purchase date if the Federal Funds and order for the purchase are received and accepted by 12:00 Noon. Dividends will begin to accrue on the next regular business day if the Federal Funds and purchase order are received and accepted between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days. The investor must also send the Distributor a completed Application when the purchase order is placed to establish a new account.

      - Guaranteed Payment. Broker-dealers with sales agreements with the Distributor (including broker-dealers who have made special arrangements with the Distributor for purchases for Program accounts) may place purchase orders with the Distributor for purchases of a Trust's shares prior to 12:00 Noon on a regular business day, and the order will be effected at the net asset value determined at 12:00 Noon that day if the broker-dealer guarantees that payment for such shares in Federal Funds will be received by the Trust's Custodian prior to 2:00 P.M. on the same day. Dividends on such shares will begin to accrue on the purchase date. If an order is received between 12:00 Noon and the close of The New York Stock Exchange on a regular business day with the broker-dealer's guarantee that payment for such shares in Federal Funds will be received by the Trust's Custodian by the close of the Exchange on the next regular business day, the order will be effected at 4:00 P.M. on the day the order is received, and dividends on such shares will begin to accrue on the next regular business day the Federal Funds are received. If the broker-dealer guarantees that the Federal Funds payment will be received by the Trust's Custodian by 2:00 P.M. on a regular business day on which an order is placed for shares after 12:00 Noon, the order will be effected at the close of the Exchange that day and dividends will begin to accrue on such shares on the purchase date.

      - Automatic Investment Plans. Direct investors may purchase shares of a Trust automatically. Automatic Investment Plans may be used to make regular monthly investments ($25 minimum) from the investor's account at a bank or other financial institution. To establish an Automatic Investment Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Automatic Investment Plan payments are subject to the redemption restrictions for recent purchases described in "How to Redeem Shares." The amount of the Automatic Investment Plan payment may be changed or the automatic investments terminated at any time by writing to Shareholder Services, Inc. (the "Transfer Agent"). A reasonable period (approximately 15 days) is required after receipt of such instructions to implement them. The Trusts reserve the right to amend, suspend, or discontinue offering Automatic Investment Plans at any time without prior notice.

General
      Dealers and brokers who process orders for a Trust's shares on behalf of their customers may charge a fee for this service. That fee can be avoided by purchasing shares directly from a Trust. The Distributor, in its sole discretion, may accept or reject any order for purchases of the Fund's shares. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it in the best interest of a Trust to do so.

Service Plan
      Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Trust will reimburse the Distributor for all or a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Trust shares. The Distributor will use all the fees received from the Trust to compensate dealers, brokers, banks, or other institutions ("Recipients") each quarter for providing personal service and maintenance of accounts that hold Trust shares. The services to be provided by Recipients under each Plan include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Trust, providing such customers with information on their investment in Trust shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Trust, making the Trust's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Trust may reasonably request. Plan payments by the Trust to the Distributor will be made quarterly in the amount of the lesser of: (i) 0.05% (0.20% annually) of the net asset value of the Trust, computed as of the close of each business day or (ii) the Distributor's actual distribution expenses for that quarter of the type approved by the Board. Each Trust may make monthly payments to the Distributor (and the Distributor to Recipients) in any month where Trust assets held by a Recipient for itself or on behalf of its customers in that month exceed $200 million. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods. The Plan has the effect of increasing annual expenses of each Trust by up to 0.20% of average annual net assets from what its expenses would otherwise be. In addition, the Manager may, under the Plan, from time to time from its own resources (which may include the profits derived from the advisory fee it receives from the Trusts), make payments to Recipients for distribution, administrative and accounting services performed by Recipients. For further details, see "Service Plan" in the Additional Statement.

How to Redeem Shares

Program Participants
      A Program participant may redeem shares in the Program by writing checks as described below, or by contacting the dealer or broker. A Program participant may also arrange for "Expedited Redemptions," as described below, only through the dealer or broker.

Shares of the Trusts Owned Directly
      Shares of the Trusts owned by a shareholder directly (not through a Program) (a "direct shareholder"), may be redeemed in the following ways:

      - Regular Redemption Procedure. To redeem some or all shares in an account (whether or not represented by certificates) under the Trust's regular redemption procedures, a direct shareholder must send the following to the Transfer Agent for the Trust, Shareholder Services, Inc. (the "Transfer Agent"), P.O. Box 5143, Denver, Colorado 80217 (send courier or express mail deliveries to 10200 E. Girard Avenue, Building D, Denver, Colorado 80231): (1) a written request for redemption signed by all registered owners exactly as the shares are registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of the signatures of all registered owners on the redemption request or on the endorsement on the share certificate or accompanying stock power, by a U.S. bank, trust company, credit union or savings association, or a foreign bank having a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, registered securities association or clearing agency; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from Individual Retirement Accounts ("IRAs") or other retirement plans, or if the redemption is requested by anyone other than the shareholder(s) of record. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record, to be sent to the address of record for that account. Transfers of shares are subject to similar requirements. To avoid delay in redemptions or transfers, shareholders having questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-525-9310 before submitting a request. From time to time the Transfer Agent in its discretion may waive any or certain of the foregoing requirements in particular cases. Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.

      - Expedited Redemption Procedure. In addition to the regular redemption procedure set forth above, direct shareholders whose shares are not represented by certificates may arrange to have redemption proceeds of $2,500 or more wired in Federal Funds to a designated commercial bank if the bank is a member of the Federal Reserve wire system. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The account number of the designated financial institution and the bank ABA number must be supplied to the Transfer Agent on the Application or dealer settlement instructions establishing the account or may be added to existing accounts or changed only by signature-guaranteed instructions to the Transfer Agent from all shareholders of record. Such redemption requests may be made by telephone, wire or written instructions to the Transfer Agent. The wire for the redemption proceeds of shares redeemed prior to 12:00 Noon normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the day the shares are redeemed (or, if that day is not a bank business day, on the next bank business day). Shares redeemed prior to 12:00 Noon do not earn dividends on the redemption date. The wire for the redemption proceeds of shares redeemed between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days, normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the next bank business day after the redemption. Shares redeemed between 12:00 Noon and the close of the Exchange earn dividends on the redemption date. See "Purchase, Redemption and Pricing of Shares" in the Additional Statement for further details.

      - Check Writing. Upon request, the Transfer Agent will provide any direct shareholder of the Trusts or any Program participant whose shares are not represented by certificates with forms of drafts ("checks") payable through a bank selected by the Trust (the "Bank"). Checks may be made payable to the order of anyone in any amount not less than $250, and will be subject to the Bank's rules and regulations governing checks. Program participants' checks will be payable from the primary account designated by the Program participant. The Transfer Agent will arrange for checks written by direct shareholders to be honored by the Bank after obtaining a specimen signature card from the shareholder(s). Program participants should arrange for check-writing through their brokers or dealers. If a check is presented for an amount greater than the account value, it will not be honored. Shareholders of joint accounts may elect to have checks honored with a single signature. Checks issued for one Trust account must not be used if the shareholder's account has been transferred to a new account or if the account number or registration has changed. Shares purchased by check or Automatic Investment Plan payments within the prior 10 days may not be redeemed by Check Writing. A check that would require redemption of some or all of the shares so purchased is subject to non-payment. The Bank will present checks to the Trust to redeem shares to cover the amount of the check. Checks may not be presented for cash payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend, or discontinue check writing privileges at any time without prior notice.

      - Telephone Redemptions. Direct shareholders of the Trusts may redeem their shares by telephone by calling the Transfer Agent at 1-800-852-8457. This procedure for telephone redemptions is not available to Program participants. Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and sent to the address of record for the account. Telephone redemptions are not available within 30 days of a change of the address of record. Up to $50,000 may be redeemed by telephone, in any seven day period. The Transfer Agent may record any calls. Telephone redemptions may not be available if all lines are busy, and shareholders would have to use the Trusts' regular redemption procedures described above. Telephone redemption privileges are not available for newly-purchased (within the prior 10 days) shares or for shares represented by certificates. Telephone redemption privileges apply automatically to each shareholder and the dealer representative of record unless the Transfer Agent receives cancellation instructions from a shareholder of record. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

Retirement Plans Holding Shares of Government Trust and Money Market
Trust
      Requests for distributions from OppenheimerFunds-sponsored Individual Retirement Accounts ("IRAs"), 403(b)(7) custodial plans, or pension or profit-sharing plans of direct shareholders for which the Manager or its affiliates act as sponsors should be addressed to "Bank of Boston c/o Shareholder Services, Inc." at the above address, and must: (i) state the reason for distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Trust's requirements for regular redemptions discussed above. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans may not directly request redemption of their accounts. The employer or plan administrator must sign the request.
Distributions from such plans are subject to additional requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code of 1986, as amended, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Trustee, the Trusts, the Manager, the Distributor and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any penalties assessed.

      - Automatic Withdrawal Plans. Direct shareholders of the Trusts can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed as of the close of The New York Stock Exchange, three days prior to the date requested by the shareholder for receipt of the payment. The Trusts cannot guarantee receipt of payment on the date requested and reserve the right to amend, suspend or discontinue offering such Plan at any time without prior notice. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. For further details, see the Automatic Withdrawal Plan provisions included as Exhibit B to the Additional Statement.

General Information on Redemptions
      The redemption price will be the net asset value per share of the applicable Trust next determined after the receipt by the Transfer Agent of a request in proper form. Under certain unusual circumstances, the Board of Trustees of Tax Exempt Trust may involuntarily redeem small accounts (valued at less than $500). Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or may set requirements for permission to allow the shareholder to increase the investment so that the shares would not be involuntarily redeemed. The Board of Trustees of Tax Exempt Trust may also involuntarily redeem shares in amounts sufficient to reimburse the Trust or the Distributor for any loss due to cancellation of a share purchase order. Under the Internal Revenue Code, the Trusts may be required to impose "backup" withholding of Federal income tax at the rate of 31% from any taxable dividends and distributions the Trust may make if the shareholder has not furnished the Trust with a certified taxpayer identification number or has not complied with provisions of the Internal Revenue Code relating to reporting dividends.

      Payment for redeemed shares is made ordinarily in cash and forwarded within seven days of the Transfer Agent's receipt of redemption instructions in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. The Transfer Agent may delay forwarding a redemption check for recently-purchased shares only until the purchase check has cleared, which may take up to 10 or more days from the purchase date. Such delay may be avoided if the shareholder arranges telephone or written assurance satisfactory to the Transfer Agent from the bank on which the purchase payment was drawn, or by purchasing shares by Federal Funds wire, as described above. The Trust makes no charge for redemption. Dealers or brokers may charge a fee for handling redemption transactions, but such fee can be avoided by requesting the redemption directly through the Transfer Agent. Under certain circumstances, the proceeds of redemption of shares of a Trust acquired by exchange of shares of Eligible Funds that were purchased subject to a contingent deferred sales charge ("CDSC") may be subject to the CDSC (see "Exchange Privilege" below).

Exchanges of Shares and Retirement Plans

Exchange Privilege
      Shares of each of the Trusts held under Programs may be exchanged for shares of Centennial Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial New York Tax Exempt Trust if available for sale in the shareholder's state of residence only by instructions of the broker. Shares of the Trusts may, under certain conditions, be exchanged by direct shareholders for Class A shares of the following funds, all collectively referred to as "Eligible Funds": (i) Oppenheimer Target Fund, Oppenheimer Champion Income Fund, Oppenheimer Asset Allocation Fund, Oppenheimer Discovery Fund, Oppenheimer U.S. Government Trust, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Intermediate Tax-Exempt Fund, Oppenheimer Insured Tax-Exempt Fund, Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Growth Fund, Oppenheimer Equity Income Fund, Oppenheimer Main Street California Tax-Exempt Fund, Oppenheimer Main Street Income & Growth Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Bond Fund, Oppenheimer Value Stock Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Pennsylvania Tax-Exempt Fund, Oppenheimer Florida Tax-Exempt Fund, Oppenheimer New Jersey Tax-Exempt Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer High Yield Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Tax-Free Bond Fund, Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, and
(ii) the following "Money Market Funds": Centennial Money Market Trust, Centennial Government Trust, Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial New York Tax Exempt Trust and Centennial Tax Exempt Trust (collectively, the "Centennial Trusts"), Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves and Daily Cash Accumulation Fund, Inc. There is an initial sales charge on the purchase of Class A shares of each Eligible Fund except the Money Market Funds (under certain circumstances described below, redemption proceeds of Money Market Fund shares may be subject to a CDSC).

      Shares of the Trusts and of the other Eligible Funds may be exchanged at net asset value, if all of the following conditions are met: (1) shares of the fund selected for exchange are available for sale in the shareholder's state of residence; (2) the respective prospectuses of the funds whose shares are to be exchanged and acquired offer the Exchange Privilege to the investor; (3) newly-purchased shares (by initial or subsequent investment) are held in an account for at least seven days prior to the exchange; and (4) the aggregate net asset value of the shares surrendered for exchange into a new account is at least equal to the minimum investment requirements of the fund whose shares are to be acquired.

      In addition to the conditions stated above, shares of Eligible Funds may be exchanged for shares of any Money Market Fund; shares of any Money Market Fund (including the Trusts) purchased without a sales charge may be exchanged for shares of Eligible Funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Eligible Funds subject to a CDSC); and shares of a Trust acquired by reinvestment of dividends and distributions from any Eligible Fund, except Oppenheimer Cash Reserves, or from any unit investment trust for which reinvestment arrangements have been made with the Distributor or Sub-Distributor may be exchanged at net asset value for shares of any Eligible Fund. The redemption proceeds of shares of a Trust acquired by exchange of Class A shares of an Eligible Fund purchased subject to a CDSC, that are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged shares, will be subject to the CDSC as described in the prospectus of that other eligible fund; in determining whether the CDSC is payable, shares of the Trust not subject to the CDSC are redeemed first, including shares purchased by reinvestment of dividends and capital gains distributions from any Eligible Fund or shares of the Trust acquired by exchange of shares of Eligible Funds on which a front-end sales charge was paid or credited, and then other shares are redeemed in the order of purchase.

      - How to Exchange Shares. An exchange may be made by direct shareholders by submitting an Exchange Authorization Form to the Transfer Agent, signed by all registered owners. In addition, direct shareholders of the Trusts may exchange shares of a Trust for shares of any Eligible Fund by telephone exchange instructions to the Transfer Agent by a shareholder or the dealer representative of record for an account. The Trusts may modify, suspend or discontinue this exchange privilege at any time. Although the Trust will attempt to provide you with notice whenever it reasonably able to do so, it may impose these changes at any time. The Trusts reserve the right to reject written requests submitted in bulk on behalf of 10 or more accounts. Exchange requests must be received by the Transfer Agent by the close of The New York Stock Exchange on a regular business day to be effected that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above or shares covered by a certificate that is not tendered with such request. Only the shares available for exchange without restriction will be exchanged.

      - Telephone Exchanges. Direct shareholders may place a telephone exchange request by calling the Transfer Agent at 1-800-852-8457. Telephone exchange calls may be recorded by the Transfer Agent. Telephone exchanges are subject to the rules described above. By exchanging shares by telephone, the shareholder is acknowledging receipt of a prospectus of the fund to which the exchange is made and that for full or partial exchanges, any special account features such as Automatic Investment Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is otherwise instructed. Telephone exchange privileges automatically apply to each direct shareholder of record and the dealer representative of record unless and until the Transfer Agent receives written instructions from the shareholder(s) of record cancelling such privileges. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner. The Transfer Agent has adopted reasonable procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification number(s) and other account data and by recording calls and confirming such transactions in writing. If the Transfer Agent does not use such procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither it nor any Trust will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. The Transfer Agent reserves the right to require shareholders to confirm, in writing, telephone exchange privileges for an account. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for telephone exchange. If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests.

      - General Information on Exchanges. Shares to be exchanged are redeemed on the day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"), as of the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier some days. Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Trust in its discretion reserves the right to refuse any exchange request that will disadvantage it.

      The Eligible Funds have different investment objectives and policies. Each of those funds imposes a sales charge on purchases of Class A shares except the Money Market Funds. For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers and brokers who process exchange orders on behalf of their customers may charge for their services. Direct shareholders may avoid those charges by requesting the Trust directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

Retirement Plans
      The Distributor has available for direct shareholders who purchase shares of Government Trust and Money Market Trust: (i) individual retirement accounts (IRAs), including Simplified Employee Pension Plans (SEP IRAs); (ii) prototype pension and profit-sharing plans for corporations and self-employed individuals; and (iii) Section 403(b)(7) custodial plans for employees of public educational institutions and organizations of the type described in Section 501(c)(3) of the Internal Revenue Code. The minimum initial IRA, SEP IRA, pension or profit-sharing plan investment is normally $250. The minimum initial 403(b)(7) plan investment is $25. For further details, including the administrative fees, the appropriate retirement plan should be requested from the Distributor. Retirement plans are not available to direct shareholders who purchase shares of Tax Exempt Trust. The
Trusts reserve the right to discontinue offering their shares to such plans at any time without prior notice.

Dividends, Distributions and Taxes

      This discussion relates solely to Federal tax laws and is not exhaustive; a qualified tax adviser should be consulted. Dividends and distributions may be subject to Federal, state and local taxation. Information about the possible applicability of the Alternative Minimum Tax to Tax Exempt Trust's dividends and distributions is contained in "Investment Objective and Policies - Private Activity Municipal Securities" in the Additional Statement. The Additional Statement contains a further discussion of tax matters affecting the Trusts and their distributions.

Dividends and Distributions
      Each Trust intends to declare all of its net income, as defined below, as dividends on each regular business day and to pay dividends monthly. Dividends will be payable to shareholders as described above in "How To Buy Shares". All dividends and capital gains distributions for the accounts of Program participants are automatically reinvested in additional shares of the Trust selected. Dividends accumulated since the prior payment will be reinvested in full and fractional shares of the respective Trust at net asset value on the third Thursday of each calendar month. If a shareholder redeems all shares at any time during a month, the redemption proceeds include all dividends accrued up to the redemption date for shares redeemed prior to 12:00 Noon, and include all dividends accrued through the redemption date for shares redeemed between 12:00 Noon and the close of The New York Stock Exchange. Program participants may receive cash payments by asking the broker to redeem shares.

      Participants in an A.G. Edwards & Sons, Inc. Cash Convenience Account Program (other than those whose Account is an Individual Retirement Account) holding shares of Tax Exempt Trust or Government Trust will receive account statements five times a year, at the end of March, May, August, October and December, if the only activity in their account during that period is the automatic reinvestment of dividends. Dividends and distributions payable to direct shareholders of the Trusts will also be automatically reinvested in shares of the respective Trust at net asset value, on the third Thursday of each calendar month, unless the shareholder asks the Transfer Agent in writing to pay dividends and distributions in cash or to reinvest them in another Eligible Fund, as described in "Dividend Reinvestment in Another Fund" in the Additional Statement. That notice must be received prior to the record date for a dividend to be effective as to that dividend. Dividends, distributions and the proceeds of redemptions of Trust shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be reinvested in shares of the respective Trust, as promptly as possible after the return of such check to the Transfer Agent to enable the investor to earn a return on otherwise idle funds.

      Under the terms of a Program, a broker-dealer may pay out the value of some or all of a Program participant's Trust shares prior to redemption of such shares by the Trust. In such cases, the shareholder will be entitled to dividends on such shares only up to and including the date of such payment. Dividends on such shares accruing between the date of payment and the date such shares are redeemed by the Trusts will be paid to the broker-dealer. Program participants should discuss these arrangements with their broker-dealer.

      A Trust's net investment income for dividend purposes consists of all interest accrued on portfolio assets, less all expenses of the Trust for such period. Distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently in compliance with the Internal Revenue Code and the Investment Company Act. Long-term capital gains, if any, will be identified separately when tax information is distributed. No Trust will make any distributions from net realized securities gains unless capital loss carry forwards, if any, have been used or have expired. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. To effect its policy of maintaining a net asset value of $1.00 per share, each Trust, under certain circumstances, may withhold dividends or make distributions from capital or capital gains. The Additional Statement describes how dividends and distributions received by direct shareholders of the Trusts may be reinvested in shares of any Eligible Fund at net asset value.

Tax Status of Money Market Trust's and Government Trust's Dividends and Distributions
      Dividends paid by these Trusts derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. If either Trust has net realized long-term capital gains in a fiscal year, it may pay an annual "long-term capital gains distribution," which will be so identified when paid and when tax information is distributed.
Long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested, regardless of how long Fund shares have been held. Although income from securities issued by the U.S. Government may be exempt from income taxation by various states, such exemptions may not apply when the income is received in the form of a dividend from either of these Trusts. The Government Trust will advise shareholders of the percentage of its income earned on federal obligations.

Tax Status of Tax Exempt Trust's Dividends and Distributions
      This Trust intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders and did so qualify during its last fiscal year. Exempt-interest dividends which are derived from net investment income earned by the Trust on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the portfolio of the Trust which is excludable from gross income for Federal individual income tax purposes, less expenses. Expenses are accrued daily. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the calendar year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Trust's income that was tax-exempt for a given period. Although from time to time a portion of the exempt-interest dividends paid by the Trust may be an item of tax preference for shareholders subject to the alternative minimum tax, all of the dividends (excluding distributions) paid by the Trust during the calendar year ended December 31, 1994 were exempt from Federal income taxes. The net amount of any income on Municipal Securities subject to the alternative minimum tax will be identified when tax information is distributed by the Trust. The Trust will report annually to shareholders the percentage of interest income it received during the preceding year on Municipal Securities. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax.

      A Trust shareholder treats a dividend as a receipt of ordinary income (whether paid in cash or reinvested in additional shares) if derived from net interest income earned by the Trust from one or more of: (i) certain taxable temporary investments (such as certificates of deposit, commercial paper, obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements), (ii) income from securities loans, or (iii) an excess of net short-term capital gains over net long-term capital losses. Additionally, all or a portion of the Trust's exempt-interest dividends may be a component of the "adjusted current earnings" preference item under the Federal corporate alternative minimum tax.

      Under the Internal Revenue Code, interest on loans to purchase shares of the Trust may not be deducted for Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Furthermore, under Section 147(a) of the Internal Revenue Code, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or Private Activity Municipal Securities should refer to "Private Activity Municipal Securities" in the Additional Statement of Tax Exempt Trust and should consult their own tax advisers before purchasing shares. No investigation as to the users of the facilities financed by such bonds has been made by the Tax Exempt Trust.

Tax Status of the Trusts
      If a Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. Each Trust qualified during its last fiscal year and intends to qualify in the current and future fiscal years, while reserving the right not to qualify. However, the Internal Revenue Code contains a number of complex tests relating to such qualification that a Trust might not meet in any particular year. If a Trust does not qualify, it would be treated for Federal tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. Tax Exempt Trust would then be unable to pay "exempt-interest dividends" as discussed before. Dividends paid by any Trust will not be eligible for the dividends-received deduction for corporations. For information as to "backup" withholding on taxable dividends, see "How to Redeem Shares," above.

Additional Information

Description of Shares and of the Trusts
      Each share of each Trust represents an interest in that Trust equal to the interest of each other share of the Trust and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a shareholder vote. The Trustees may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust. Shares do not have cumulative voting rights or conversion, preemptive or subscription rights. Shares of each Trust have equal liquidation rights as to the assets of that Trust. Each Trust's Board of Trustees is empowered to issue additional "series" of shares of that Trust, which may have separate assets and liabilities.

      The Trusts do not anticipate holding annual meetings. Under certain circumstances, shareholders of each Trust have the right to remove a Trustee. Although the Declaration of Trust of each Trust states that when issued, shares are fully-paid and nonassessable, shareholders may be held personally liable as "partners" for the Trust's obligations. However, the risk of a shareholder incurring any financial loss is limited to the relatively remote circumstances in which the Trust is unable to meet its obligations. See "Additional Information" in the Additional Statement for details.

The Custodian and the Transfer Agent
      The Custodian of the assets of the Trusts is Citibank, N.A. The Manager and its affiliates presently have banking relationships with the Custodian. See "Additional Information" in the Additional Statement for further information. Each Trust's cash balances in excess of $100,000 held by the Custodian are not protected by Federal deposit insurance. Such uninsured balances may at times be substantial. The foregoing rating restrictions under Rule 2a-7 described under "The Trust and Its Investment Policies" do not apply to banks in which a Trust's cash is kept.

      Shareholder Services, Inc., a subsidiary of Oppenheimer Management Corporation, acts as Transfer Agent and shareholder servicing agent for the Trusts and the other mutual funds advised by the Manager, on an at-cost basis. The fees to the Transfer Agent do not include payments for any services of the type paid, or to be paid, by the Trusts to the Distributor and to Recipients under the Service Plan. Shareholders should direct any inquiries regarding the Trusts to the Transfer Agent at the address and toll-free phone number on the back cover. Program participants should direct any inquiries regarding the Trust to their broker.

    No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Additional Statement, and if given or made such information and representations must not be relied upon as having been authorized by the respective Trust, the Manager, the Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.


Investment Adviser and Distributor
Centennial Asset Management Corporation
3410 South Galena Street
Denver, Colorado 80231

Transfer Agent and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217-5143
1-800-525-9310

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202-3942

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
The Colorado State Bank Building
1600 Broadway - Suite 1850
Denver, Colorado 80202

Centennial Government Trust



Prospectus
Effective November 1, 1995

Centennial Government Trust



Prospectus
Effective November 1, 1995

STATEMENT OF ADDITIONAL INFORMATION


CENTENNIAL GOVERNMENT TRUST

3410 South Galena Street, Denver, Colorado 80231
1-800-525-9310


      This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read together with the Prospectus dated November 1, 1995 (the "Prospectus") of Centennial Government Trust (the "Trust"), which may be obtained upon written request to Shareholder Services, Inc. (the "Transfer Agent"), P.O. Box 5143, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

TABLE OF CONTENTS

                                                            Page

Investment Objective and Policies                           2
Investment Restrictions                                     4
Appendix
   Trustees and Officers                                  A-1
   Investment Management Services                         A-5
   Service Plan                                           A-7
   Purchase, Redemption and Pricing of Shares             A-9
   Yield Information                                      A-11
   Additional Information                                 A-12
   Exhibit A: Description of Securities Ratings           A-15
   Exhibit B: Automatic Withdrawal Plan Provisions        A-20
   Independent Auditors' Report                           A-22
   Financial Statements                                   A-23



This Additional Statement is effective November 1, 1995.

INVESTMENT OBJECTIVE AND POLICIES

      The investment objectives and policies of the Trust are described in the Prospectus. Set forth below is supplemental information about those policies. Certain capitalized terms used in this Additional Statement are defined in the Prospectus.

      The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Trust may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Trust believes such disposition advisable or needs to generate cash to satisfy redemptions. In such cases, the Trust may realize a capital gain or loss.

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound, and will continuously monitor the collateral's value.

    Loans of Portfolio Securities. The Trust may lend its portfolio securities, subject to the restrictions stated in the Prospectus, to attempt to increase the Trust's income to distribute to shareholders. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities or other cash equivalents which the Fund is permitted to purchase. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. The Trust receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees,
(b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Trust may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Trust or the Manager. The terms of the Trust's loans must meet applicable tests under the Internal Revenue Code and permit the Trust to reacquire loaned securities on five days' notice or in time to vote on any important matter.

Floating Rate/Variable Rate Obligations. The Trust may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard, and is adjusted automatically each time such market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of no more than one year. Some variable rate or floating rate obligations in which the Trust may invest have a demand feature entitling the holder to demand payment at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit.

      Variable rate demand notes may include master demand notes. The Manager, on behalf of the Trust, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Trust's portfolio.

Master Demand Notes. A master demand note is a corporate obligation that permits the investment of fluctuating amounts by the Trust at varying rates of interest pursuant to direct arrangements between the Trust, as lender, and the corporate borrower that issues the note. These notes permit daily changes in the amounts borrowed. The Trust has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note at any time without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable and thus immediately repayable by the borrower at face value, plus accrued interest, at any time. Accordingly, the Trust's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In evaluating the master demand arrangements, the Manager considers the earning power, cash flow, and other liquidity ratios of the issuer. Master demand notes are not typically rated by credit rating agencies. If they are not rated, the Trust may invest in them only if, at the time of an investment, they are Eligible Securities. The Manager will continuously monitor the borrower's financial ability to meet all of its obligations because the Trust's liquidity might be impaired if the borrower were unable to pay principal and interest on demand.

Ratings of Securities. The Prospectus describes "Eligible Securities" in which the Trust may invest and indicates that if a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risks. If a security has ceased to be a First Tier Security, Centennial Asset Management Corporation (the "Manager") will promptly reassess whether the security continues to present "minimal credit risks." If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risks and whether it is in the best interests of the Trust to dispose of it; but if the Trust disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Trust to dispose of the security. The Rating Organizations currently designated as such by the Securities and Exchange Commission ("SEC") are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate, IBCA, Inc., and Thomson BankWatch, Inc. A description of the ratings categories of those Rating Organizations is contained in Exhibit A.

INVESTMENT RESTRICTIONS

      The Trust's most significant investment restrictions are described in the Prospectus. The following investment restrictions are also fundamental policies of the Trust, and together with the fundamental policies and restrictions described in the Prospectus, cannot be changed without the vote of a "majority" of the Trust's outstanding shares. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder's meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Trust cannot: (1) invest in commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs; (2) invest in real estate; (3) purchase securities on margin or make short sales of securities; (4) invest in or hold securities of any issuer if those officers and Trustees of the Trust or its adviser who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer; (5) underwrite securities of other companies; or (6) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

APPENDIX

This Appendix is part of the Additional Statement of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.


TRUSTEES AND OFFICERS

      The Trustees and officers of the Trusts and their principal business affiliations and occupations during the past five years are listed below. All Trustees are Trustees of each of the Trusts. The Trustees are also trustees, directors, or managing general partners of Centennial California Tax Exempt Trust, Centennial New York Tax Exempt Trust, Daily Cash Accumulation Fund, Inc., Oppenheimer Champion Income Fund, Centennial America Fund, L.P., Oppenheimer Limited-Term Government Fund, Oppenheimer Tax-Exempt Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Cash Reserves, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds and The New York Tax-Exempt Income Fund, Inc. (all of the foregoing funds are collectively referred to as the "Denver Oppenheimer funds") except for Mr. Fossel, who is a Trustee, Director of Managing Partner of all the Denver-based Oppenheimer funds except Oppenheimer Bond Fund and Oppenheimer Strategic Income Fund. Mr. Fossel is President and Mr. Swain is Chairman of the Denver Oppenheimer funds. All of the officers except Mr. Carbuto, Ms. Wolf, Mr. Zimmer and Ms. Warmack hold similar positions with each of the Denver Oppenheimer funds. As of September 30, 1995, the Trustees and officers of each Trust in the aggregate owned less than 1% of the outstanding shares of that Trust.

ROBERT G. AVIS, Trustee*; Age 64
One North Jefferson Avenue, St. Louis, Missouri 63103
      Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

WILLIAM A. BAKER, Trustee; Age 80
197 Desert Lakes Drive, Palm Springs, California 92264
      Management Consultant.

CHARLES CONRAD, JR., Trustee; Age 65
19411 Merion Circle, Huntington Beach, California 92648
      Vice President of McDonnell Douglas Space Systems Co.; formerly associated with National Aeronautics and Space Administration.


_____________________
* A Trustee who is an "interested person" of the Trusts as defined in the Investment Company Act.


JON S. FOSSEL, President and Trustee*; Age 53
Two World Trade Center, New York, New York 10048-0203
      Chairman and a Director of Oppenheimer Management Corporation ("OMC"), the immediate parent of Centennial Asset Management Corporation (the "Manager"); President and director of Oppenheimer Acquisition Corp. ("OAC"), OMC's parent holding company; President and a director of HarbourView Asset Management Corporation, a subsidiary of OMC ("HarbourView"); a director of Shareholder Services, Inc. ("SSI"), the Trust's Transfer Agent, and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of OMC; formerly President of OMC.

RAYMOND J. KALINOWSKI, Trustee; Age 66
44 Portland Drive, St. Louis, Missouri 63131
      Director of Wave Technologies International, Inc., formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. HOWARD KAST, Trustee; Age 73
2552 E. Alameda, Denver, Colorado 80209
      Formerly Managing Partner of Deloitte Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 74
7500 East Arapahoe Road, Englewood, Colorado 80112
      President of The Kirchner Company (management consultants).

NED M. STEEL, Trustee; Age 80
3416 South Race Street, Englewood, Colorado 80110
      Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a director of the Van Gilder Insurance Corp. (insurance brokers).

JAMES C. SWAIN, Chairman and Trustee*; Age 61
3410 South Galena Street, Denver, Colorado 80231
      President and a Director of the Manager; Vice Chairman and a Director of OMC; formerly Chairman of the Board of SSI.

MICHAEL A. CARBUTO, Vice President and Portfolio Manager of Tax Exempt Trust; Age 40
Two World Trade Center, New York, New York 10048-0203
      Vice President of the Manager; an officer of other Oppenheimer funds.

DOROTHY WARMACK, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 59
3410 South Galena Street, Denver, Colorado 80231
      Vice President of the Manager and OMC; an officer of other
      Oppenheimer funds.

_____________________
* A Trustee who is an "interested person" of the Trusts as defined in the Investment Company Act.

CAROL E. WOLF, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 43
3410 South Galena Street, Denver, Colorado 80231
      Vice President of the Manager and OMC; an officer of other
      Oppenheimer funds.

ARTHUR J. ZIMMER, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 49
3410 South Galena Street, Denver, Colorado 80231
      Vice President of the Manager and OMC; an officer of other
      Oppenheimer funds; formerly Vice President of Hanifen Imhoff Management Company (mutual fund investment advisor).

ANDREW J. DONOHUE, Vice President; Age 45
Two World Trade Center, New York, New York 10048-0203
      Executive Vice President and General Counsel of OMC and Oppenheimer Funds Distributor, Inc. ("OFDI"); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of OMC and OFDI; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

GEORGE C. BOWEN, Vice President, Secretary and Treasurer; Age 59
3410 South Galena Street Denver, Colorado 80231
      Senior Vice President, Treasurer, Assistant Secretary and a director of the Manager; Vice President and Treasurer of OFDI and HarbourView; Senior Vice President and Treasurer of OMC; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

ROBERT BISHOP, Assistant Treasurer; Age 36
3410 South Galena Street, Denver, Colorado 80231
      Assistant Vice President of OMC/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OMC, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company, Inc., a broker-dealer.

SCOTT FARRAR, Assistant Treasurer; Age 30
3410 South Galena Street, Denver, Colorado 80231
      Assistant Vice President of OMC/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OMC, prior to which he was an International Mutual Fund Supervisor for Brown Brothers, Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company, before which he was a sales representative for Central Colorado Planning.

ROBERT G. ZACK, Assistant Secretary; Age 47
Two World Trade Center, New York, New York 10048-0203
      Senior Vice President and Associate General Counsel of OMC;
      Assistant Secretary of SSI and SFSI; an officer of other
      Oppenheimer funds.

    Remuneration of Trustees and Officers. The officers of the Trusts (including Messrs. Swain and Fossel) are affiliated with the Manager and receive no salary or fee from the Trusts. The Trusts have an Audit and Review Committee, composed of William A. Baker (Chairman), Charles Conrad, Jr. and Robert M. Kirchner. This Committee meets regularly to review audit procedures, financial statements and other financial and operational matters of the Trusts. The Trustees of the Trusts (including Messrs. Swain and Fossel) received the total amounts shown below (i) from Money Market Trust, Tax Exempt Trust and Government Trust, respectively, during the fiscal year ended June 30, 1995, and
(ii) from all 21 of the Denver Oppenheimer funds (including the Trust) listed in the first paragraph of this section, for services in the positions shown:


                           Aggregate           Aggregate        Aggregate        Total
                           Compensation        Compensation     Compensation     Compensation
                           from the            from the         from the         From All
                           Money Market        Tax Exempt       Government       Denver-based
Name and Position          Trust               Trust            Trust            Oppenheimer funds1
-----------------          ------------        -------------    ------------     ------------------
Robert G. Avis             $5,012.74           $2,439           $2,595.32        $53,000.00
 Trustee

Wiiliam A. Baker           $6,928.62           $3,375           $3,587.28        $73,257.01
 Audit and Review
 Committee Chairman
 and Trustee

Charles Conrad, Jr.        $6,459.21           $3,145           $3,344.22        $68,293.67
 Audit and Review
 Committee Member
 and Trustee

Raymond J. Kalinowski      $5,012.74           $2,439           $2,595.32        $53,000.00
 Trustee

C. Howard Kast             $5,012.74           $2,439           $2,595.32        $53,000.00
 Trustee

Robert M. Kirchner         $6,459.21           $3,145           $3,344.22        $68,293.67
 Audit and Review
 Committee Member
 and Trustee

Ned M. Steel               $5,012.74           $2,439           $2,595.32        $53,000.00
 Trustee

____________________
1 For the 1994 calendar year.

    Major Shareholders. As of October 6, 1995, A.G. Edwards & Sons, Inc. ("A.G. Edwards"), 1 North Jefferson Avenue, St. Louis, MO 63103 was the record owner of 5,476,779,005.180 shares of Money Market Trust, 1,390,087,350.600 shares of Tax Exempt Trust and 901,979,139.200 shares of Government Trust (approximately 99.56%, 97.40% and 96.99% of outstanding shares, respectively, of these Trusts). A.G. Edwards has advised the Trusts that all such shares are held for the benefit of brokerage clients and that no such client owned beneficially 5% or more of the outstanding shares of any of the Trusts.

INVESTMENT MANAGEMENT SERVICES

      The Manager is wholly-owned by OMC, which is a wholly-owned subsidiary of OAC, a holding company controlled by Massachusetts Mutual Life Insurance Company. The remaining stock of OAC is owned by: (i) certain of OMC's directors and officers, some of whom may serve as officers of the Trusts, and two of whom (Messrs. James C. Swain and Jon
S. Fossel) serve as a Trustee of the Trusts and (ii) A.G. Edwards, which owns less than 5% of its equity.

      The management fee is payable monthly to the Manager under the terms of the investment advisory agreements between the Manager and each Trust (collectively, the "Agreements"), and is computed on the aggregate net assets of the respective Trust as of the close of business each day. The management fees paid to the Manager by the Trusts during their last three fiscal periods were as follows: (a) $7,254,206, $9,435,959 and $12,657,193 paid for the fiscal years ended
June 30, 1993, 1994 and 1995, respectively, of Money Market Trust; (b) $4,426,198, $4,761,673 and $5,050,991 paid for the fiscal years ended
June 30, 1993, 1994 and 1995, respectively, of Tax Exempt Trust; and
(c) $3,035,760, $3,182,956 and $3,414,212 paid for the fiscal years ended June 30, 1993, 1994 and 1995, respectively, of Government Trust.

      The Agreements require the Manager, at its expense, to provide the Trusts with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trusts, including the compilation and maintenance of records with respect to operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Trusts. Expenses not expressly assumed by the Manager under the Agreements or as Distributor of the shares of the Trusts, are paid by the Trusts. The Agreements list examples of expenses paid by the Trusts, the major categories of which relate to interest, taxes, certain insurance premiums, fees to unaffiliated Trustees, legal, bookkeeping and audit expenses, brokerage, custodian and transfer agent expenses, share issuance costs, certain printing costs (excluding the cost of printing prospectuses for sales materials) and registration fees, and non-recurring expenses, including litigation.

      Under its Agreement with the Money Market Trust and the Government Trust, the Manager has agreed to reimburse each Trust to the extent that the Trust's total expenses (including the management fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses such as litigation costs) exceed in any fiscal year the lesser of: (i) 1.5% of average annual net assets of the Trust up to $30 million plus 1% of the average annual net assets in excess of $30 million or; (ii) 25% of the total annual investment income of the Trust.

      Independently of the Money Market Trust's Agreement, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Money Market Trust to the extent necessary to: (a) permit the Money Market Trust to have a seven-day yield at least equal to that of Daily Cash Accumulation Fund, Inc., and
(b) to reduce, on an annual basis, the management fee paid on the average net assets of the Trust in excess of $1 billion from 0.40% to:
0.40% of average net assets in excess of $1 billion but less than $1.25 billion; 0.375% of average net assets in excess of $1.25 billion but less than $1.50 billion; 0.35% of average net assets in excess of $1.50 billion but less than $2 billion; and 0.325% of average net assets in excess of $2 billion. This undertaking became effective as of December 1, 1991, and may be modified or terminated by the Manager at any time. For the fiscal years ended June 30, 1994, the Manager reimbursed Money Market Trust for its expenses in the amount of $1,201,403.

      Under its Agreement with Tax Exempt Trust, the Manager has agreed to assume that Trust's expenses to the extent that the total expenses (as described above) of the Trust exceed the most stringent limits prescribed by any state in which the Trust's shares are offered for sale. The payment of the management fee at the end of any month will be reduced so that at no time will there be any accrued but unpaid liabilities under any of these expense assumptions. No reimbursement or assumption was necessary by the Manager to Government Trust or Tax Exempt Trust during their respective three most recent fiscal years. The Agreements permit the Manager to act as investment adviser for any other person, firm or corporation.

      The Tax Exempt Trust Agreement provides that the Manager assumes no responsibility under the Agreement other than that which is imposed by law, and shall not be responsible for any action of the Board of Trustees of the Trust in following or declining to follow any advice or recommendations of the Manager. The Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust in connection with matters to which the Agreement relates, except a loss resulting by reason of the Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under the Agreement.

      The Agreements of Money Market Trust and Government Trust provide that the Manager shall not be liable for any loss sustained by reason of the adoption of an investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, provided that nothing in the Agreements shall be construed to protect the Manager against any liability to such Trusts or their shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreements.

    Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. As most purchases made by the Trust are principal transactions at net prices, the Trust incurs little or no brokerage costs. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices. The Trust's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover. However, since brokerage commissions, if any, are small and securities are usually held to maturity, high turnover does not have an appreciable adverse effect upon the net asset value or income of the Trust in periods of stable or declining rates, and may have a positive effect in periods of rising interest rates.

      The Trust seeks to obtain prompt and reliable execution of orders at the most favorable net price. If brokers are used for portfolio transactions, transactions are directed to brokers furnishing execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager to make available additional views for consideration and comparisons, and to enable the Manager to obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase. In the rare instances where the Trust pays commissions for research, the Board of Trustees, including the independent Trustees of the Trust, will review information furnished by the Manager as to the commissions paid to brokers furnishing such services in an effort to ascertain that the amount of such commissions was reasonably related to the value or the benefit of such services. The Trust does not direct the handling of purchases or sales of portfolio securities, whether on a principal or agency basis, to brokers for selling shares of the Trust. No portfolio transactions are handled by brokers which are affiliated with the Trust or the Manager if that broker is acting as principal. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions.

SERVICE PLAN

      Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act, pursuant to which the Trust will reimburse the Distributor for a portion of its costs incurred in connection with the services rendered to the Trust, as described in the Prospectus. Each Plan has been approved: (i) by a vote of the Board of Trustees of the Trust, including a majority of the "Independent Trustees" (those Trustees of the Trust who are not "interested persons," as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan) cast in person at a meeting called for the purpose of voting on the Plan; and (ii) by the vote of the holders of a "majority" (as defined under the Investment Company
Act) of that Trust's outstanding voting securities. In approving each Plan, the Board determined that it is likely each Plan will benefit the shareholders of that Trust.

      The Distributor has entered into Supplemental Distribution Assistance Agreements ("Supplemental Agreements") under the Plan with selected dealers distributing shares of Centennial Government Trust, Centennial America Fund, L.P., Oppenheimer Cash Reserves, Centennial New York Tax Exempt Trust and Centennial California Tax Exempt Trust. Quarterly payments by the Distributor, which are not a Trust expense, for distribution-related services will range from 0.10% to 0.30%, annually, of the average net asset value of shares of these funds owned during the quarter beneficially or of record by the dealer or its customers. However, no payment shall be made to any dealer for any quarter during which the average net asset value of shares of such funds owned during that quarter by the dealer or its customers is less than $5 million. Payments made pursuant to Supplemental Agreements are not a fund expense, but are made by the Distributor out of its own resources or out of the resources of the Manager which may include profits derived from the advisory fee it receives from each such fund. No such supplemental payments will be paid to any dealer which is an "affiliate" (as defined in the Investment Company Act) of the Distributor.

      Each Plan, unless terminated as described below, shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by each Trust's Board of Trustees, including its Independent Trustees, by a vote cast in person at a meeting called for that purpose. The Supplemental Agreements are subject to the same renewal requirement. A Plan and the Supplemental Agreements may be terminated at any time by the vote of a majority of the Trust's Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. The Supplemental Agreements will automatically terminate in the event of their "assignment" (as defined in the Investment Company Act), and each may be terminated by the
Distributor: (i) in the event Government Trust amends its Plan, or (ii) if the net asset value of shares of the funds covered by the Supplemental Agreements held by the dealer or its customers is less than $5 million for two or more consecutive quarters. A dealer may terminate a Supplemental Agreement at any time upon giving 30 days' notice. Each Plan may not be amended to increase materially the amount of payments to be made unless such amendment is approved by the shareholders of that Trust. All material amendments must be approved by the Independent Trustees.

      Under each Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Trust shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Plans permit the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from advisory fees) at no cost to a Trust. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

      Each Recipient who is to receive distribution payments for any month or quarter shall certify in writing that the aggregate payments to be received from the applicable Trust during that month or quarter do not exceed the Recipient's administrative and sales related costs in rendering distribution assistance during the month or quarter, and will reimburse the Trust for any excess.

      For each Trust's fiscal year ended June 30, 1995, payments to the Distributor under its Plan totalled $6,674,126, $2,246,219 and $1,426,765 for Money Market Trust, Tax Exempt Trust and Government Trust, respectively, of which $43, $13,658 and $31,386 was paid by Money Market Trust, Tax Exempt Trust and Government Trust, respectively, to an affiliate of the Distributor, as a Recipient. Payments received by the Distributor under the Plans will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor. Any unreimbursed expenses incurred for any fiscal quarter by the Distributor may not be recovered under that Plan in subsequent fiscal quarters.

      While the Plan is in effect, the Treasurer of each Trust shall provide a report to the Board of Trustees in writing at least quarterly on the amount of all payments made pursuant to the Plan, the identity of each Recipient that received any such payment, and the purposes for which the payments were made. The Plan further provides that while it is in effect, the election and nomination of those Trustees of a Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

      The Glass-Steagall Act and other applicable laws and regulations, among other things, generally prohibit Federally-chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities as principals. Accordingly, the Distributor may pay banks only for sales made on an agency basis or for the performance of administrative and shareholder servicing functions. While the matter is not free from doubt, the Manager believes that such laws do not preclude a bank from performing the services required of a Recipient. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of
banks or their   subsidiaries or affiliates, could prevent certain
banks from continuing to perform all or a part of these services. If a bank were so prohibited, shareholders of a Trust who were clients of such bank would be permitted to remain as shareholders, and if a bank could no longer provide those service functions, alternate means for continuing the servicing of such shareholders would be sought. In such event, shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of those occurrences. The Board of Trustees will consider appropriate modifications to each Trust's operations, including discontinuance of payments under the Plan to such institutions, in the event of any future change in such laws or regulations which may adversely affect the ability of such institutions to provide these services. In addition, certain banks and financial institutions may be required to register as dealers under state law.

PURCHASE, REDEMPTION AND PRICING OF SHARES

    Determination of Net Asset Value Per Share. The net asset value of each Trust's shares is determined twice each day as of 12:00 Noon and the closse of The New York Stock Exchange (the "Exchange") which is normally 4:00 P.M., but may be earlier on some days, each day the Exchange is open (a "regular business day") (all references to time mean New York time) by dividing that Trust's net assets (the total value of the Trust's portfolio securities, cash and other assets less all liabilities) by the total number of shares outstanding. The Exchange's most recent annual holiday schedule states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (e.g., Good Friday), so that securities of the same type held by Tax Exempt Trust may be traded, and its net asset value per share may be affected significantly, on such days when shareholders may not purchase or redeem shares.

      The Trusts will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that each Trust will do so. Each Trust operates under Rule 2a-7 under which a Trust may use the amortized cost method of valuing their shares. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

      Each Trust's Board of Trustees has established procedures intended to stabilize the Trust's net asset value at $1.00 per share. If a Trust's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of Trust shares without monetary consideration, or calculating net asset value per share by using available market quotations.

      As long as the Trusts use Rule 2a-7, each Trust must abide by certain conditions described in the Prospectus. Some of those conditions which relate to portfolio management are that each Trust must: (i) maintain a dollar-weighted average portfolio maturity not in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars and which are rated in one of the two highest short-term rating categories by at least two "nationally-recognized statistical rating organizations" ("Rating Organizations") as defined in Rule 2a-7, or by one Rating Organization if only one Rating Organization has rated the security; an instrument that is not rated must be of comparable quality as determined by the Manager under guidelines approved by the Board; and (iii) not purchase any instruments with a remaining maturity of more than 397 days. The Trust's fundamental investment policy that the remaining maturity of an instrument shall not exceed one year is more restrictive than the provisions of Rule 2a-7. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

      While the amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and daily dividends higher) than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the Trusts resulted in a lower aggregate portfolio value on a particular day, a prospective investor in one of the Trusts would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Trusts would receive less investment income than if the Trust were priced at market value. Conversely, during periods of rising interest rates, the daily yield on Trust shares will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in the Trust would receive more investment income than if the Trust were priced at market value.

    Expedited Redemption Procedures. Under the Expedited Redemption Procedure available to direct shareholders of the Trusts, as discussed in the Appendix to the Prospectus, the wiring of redemption proceeds may be delayed if the Trust's Custodian bank is not open for business on a day that the Trust would normally authorize the wire to be made, which is usually same day for redemptions prior to 12:00 Noon, and the Trust's next regular business day for redemptions between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business, and no dividends will be paid on the proceeds of redeemed shares waiting transfer by wire.

Dividend Reinvestment in Another Fund. Direct shareholders of the Trusts may elect to reinvest all dividends and/or distributions in Class A shares of any of the other funds listed in the Prospectus as "Eligible Funds" at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share next determined on the payable date of the dividend or distribution.

YIELD INFORMATION

      Each Trust's current yield is calculated for a seven-day period of time, in accordance with regulations adopted under the Investment Company Act, as follows: First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7 and (c) subtracting 1 from the result. For the seven day period ended June 30, 1995, the "current yield" for Money Market Trust, Tax Exempt Trust and Government Trust was 5.41%, 3.51% and 5.30%, respectively. The seven-day compounded effective yield for that period was 5.55%, 3.57% and 5.43%, respectively.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on each Trust's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

      Tax Exempt Trust's "tax equivalent yield" adjusts Tax Exempt Trust's current yield, as calculated above, by a stated Federal tax rate. The tax equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield. The tax equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Exhibit C, which is applicable only to Tax Exempt Trust, includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal taxable income (the net amount subject to Federal income tax after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Tax Exempt Trust's tax equivalent yield for the seven-day period ended June 30, 1995 was 5.81%. Its tax-equivalent compounded effective yield for the same period was 5.91% for an investor in the highest Federal tax bracket.

      Yield information may be useful to investors in reviewing each Trust's performance. A Trust may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor TM), which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposit by the 100 largest banks and thrift institutions in the top ten metropolitan areas. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in a Trust is not insured. Its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. Each Trust's yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing a Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. Government Securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and also that bank accounts may be insured. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month. In order to compare the Tax Exempt Trust's dividends to the rate of return on taxable investments, Federal income taxes on such investments should be considered.

ADDITIONAL INFORMATION

Description of the Trusts. Each Trust's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. Each Declaration of Trust also provides that the Trust shall, upon request, assume a defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Trust) to be held personally liable as a "partner" for the Trust's obligations under certain circumstances, the risk of a Trust shareholder incurring any financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstance in which the Trust would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

      It is not contemplated that regular annual meetings of shareholders will be held. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the shareholders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at $25,000 or more or holding 1% or more of the Trust's outstanding shares, whichever is less, that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth in Section 16(c) of the Investment Company Act.

    Tax Status of the Trust's Dividends and Distributions. The Federal tax treatment of the Trust's dividends and distributions to shareholders is explained in the Prospectus under the caption
"Dividends, Distributions and Taxes."   Under the Internal Revenue
Code, the Trust must distribute by December 31 each year 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized from the prior November 1 through October 31 of that year or else must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Trust's distributions will meet those requirements, the Trust's Board and the Manager might determine in a particular year that it might be in the best interest of the Trust's shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts, which would reduce the amount available for distribution to shareholders.

The Custodian and the Transfer Agent. The Custodian's responsibilities include safeguarding and controlling the Trusts' portfolio securities and handling the delivery of portfolio securities to and from the Trusts. The Manager has represented to the Trusts that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationships between the Trusts and the Custodian. It will be the practice of the Trusts to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager or its affiliates. Shareholder Services, Inc., the Transfer Agent, is responsible for maintaining each Trust's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

General Distributor's Agreement. Under the General Distributor's Agreement between each Trust and the Distributor, the Distributor acts as each Trust's principal underwriter in the continuous public offering of its shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution Plan), including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

Independent Auditors and Financial Statements. The independent auditors of the Trusts examine the Trusts' financial statements and perform other related audit services. They also act as auditors for the Manager and for Oppenheimer Management Corporation, the Manager's immediate parent, as well as for certain other funds advised by the Manager and Oppenheimer Management Corporation.

Independent Auditors' Report
Centennial Government Trust

The Board of Trustees and Shareholders of Centennial Government Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial Government Trust as of June 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1995 and 1994, and the financial highlights for the period July 1, 1985 to June 30, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial Government Trust at June 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Denver, Colorado
July 24, 1995

STATEMENT OF INVESTMENTS June 30, 1995
Centennial Government Trust

                                                                                                               Amortized
                                                                                               Face               Cost
                                                                                              Amount           See Note 1
                                                                                           --------------   ----------------
U.S. Government Obligations--68.7%
Federal Farm Credit Bank, 5.87%, 7/5/95                                                     $21,400,000       $21,386,042
Federal Farm Credit Bank, 5.97%, 8/23/95((1))                                                 6,880,000         6,874,177
Federal Home Loan Bank, 5.40%, 11/29/95                                                      20,000,000        19,547,000
Federal Home Loan Bank, 5.70%, 9/6/95                                                        10,000,000         9,893,917
Federal Home Loan Bank, 6.40%, 7/6/95((1))                                                   10,000,000         9,996,807
Federal Home Loan Mortgage Corp., 5.70%, 9/6/95                                              10,500,000        10,388,613
Federal Home Loan Mortgage Corp., 5.73%, 9/25/95                                             25,607,000        25,256,483
Federal Home Loan Mortgage Corp., 5.74%, 9/14/95                                             30,000,000        29,641,250
Federal Home Loan Mortgage Corp., 5.78%-5.79%, 9/18/95                                       30,000,000        29,619,044
Federal Home Loan Mortgage Corp., 5.78%-5.79%, 9/8/95                                        15,000,000        14,833,633
Federal Home Loan Mortgage Corp., 5.80%, 9/5/95                                              12,000,000        11,872,400
Federal Home Loan Mortgage Corp., 5.81%, 8/28/95                                              9,500,000         9,411,075
Federal Home Loan Mortgage Corp., 5.85%, 8/7/95                                              20,000,000        19,879,750
Federal Home Loan Mortgage Corp., 5.86%, 8/15/95                                              8,150,000         8,090,301
Federal Home Loan Mortgage Corp., 5.87%, 7/5/95                                               6,000,000         5,996,087
Federal Home Loan Mortgage Corp., 5.87%, 7/7/95                                               8,700,000         8,691,489
Federal Home Loan Mortgage Corp., 5.87%-5.88%, 8/18/95                                       15,000,000        14,882,467
Federal Home Loan Mortgage Corp., 5.87%, 8/21/95                                             10,000,000         9,916,842
Federal Home Loan Mortgage Corp., 5.83%-5.87%, 8/8/95                                        19,255,000        19,136,085
Federal Home Loan Mortgage Corp., 5.88%, 8/11/95                                             10,000,000         9,933,033
Federal Home Loan Mortgage Corp., 5.88%-5.90%, 7/20/95                                       30,000,000        29,906,794
Federal Home Loan Mortgage Corp., 5.90%, 7/12/95                                              9,615,000         9,597,666
Federal Home Loan Mortgage Corp., 5.92%, 8/3/95                                              10,000,000         9,945,733
Federal National Mortgage Assn., 5.80%, 9/15/95                                              10,000,000         9,877,556
Federal National Mortgage Assn., 5.35%-5.39%, 12/7/95                                        30,000,000        29,288,475
Federal National Mortgage Assn., 5.74%, 9/21/95                                              10,000,000         9,869,256
Federal National Mortgage Assn., 5.74%, 9/6/95                                                5,000,000         4,946,586
Federal National Mortgage Assn., 5.75%, 9/20/95                                              10,000,000         9,870,625
Federal National Mortgage Assn., 5.80%, 9/1/95                                               11,500,000        11,385,128
Federal National Mortgage Assn., 5.70%-5.80%, 9/7/95                                         25,000,000        24,728,000
Federal National Mortgage Assn., 5.81%, 8/28/95                                              15,000,000        14,859,592
Federal National Mortgage Assn., 5.82%, 9/5/95                                               10,000,000         9,893,300
Federal National Mortgage Assn., 5.88%, 7/25/95                                              13,000,000        12,949,040
Federal National Mortgage Assn., 5.88%, 8/17/95                                              10,000,000         9,923,233
Federal National Mortgage Assn., 5.89%, 7/18/95                                               8,440,000         8,416,525
Federal National Mortgage Assn., 5.95%, 7/3/95((1))                                          20,000,000        19,996,564
Federal National Mortgage Assn., 5.97%, 7/3/95((1))                                          18,000,000        17,999,911
Student Loan Marketing Assn., guaranteeing commercial paper of
  Secondary Market Services, Inc., Education Loan Revenue Notes Service,
  Series A, 5.98%, 7/31/95                                                                   36,982,000        36,797,706

                                      2

STATEMENT OF INVESTMENTS (CONTINUED)
Centennial Government Trust




                                                                                                               Amortized
                                                                                               Face               Cost
                                                                                              Amount           See Note 1
                                                                                           --------------   ----------------


U.S. Government Obligations (Continued)
Small Business Administration, 7%-10.625%, 7/3/95((2))                                     $ 36,665,238        $ 38,024,237
                                                                                                              --------------
Total U.S. Government Obligations (Cost $613,522,422)                                                           613,522,422
                                                                                                              --------------
Repurchase Agreements--28.1%
Repurchase agreement with First Chicago Capital Markets, 6.125%, dated 6/30/95, to be repurchased at $53,027,052 on 7/3/95, collateralized by U.S. Treasury Bills maturing
  9/28/95, with a value of $54,114,795                                                       53,000,000          53,000,000
Repurchase agreement with J.P. Morgan Securities, Inc., 6.18%, dated 6/30/95, to be repurchased at $198,101,970 on 7/3/95, collateralized by Federal National Mortgage
  Assn., 6.50%, 6/1/25, with a value of $89,819,240, and Federal Home Loan Mortgage
  Corp., 7%-8.50%, 5/1/24-6/1/25, with a value of $115,083,759                              198,000,000         198,000,000
                                                                                                              --------------

Total Repurchase Agreements (Cost $251,000,000)                                                                 251,000,000
                                                                                                              --------------
Total Investments, at Amortized Cost                                                               96.8%        864,522,422
Other Assets Net of Liabilities                                                                     3.2          28,661,823
                                                                                            ------------      --------------
Net Assets                                                                                        100.0%       $893,184,245
                                                                                            ============
==============

1. Variable rate security. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1995.


2. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1995. This instrument may have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities June 30, 1995
Centennial Government Trust

ASSETS:
Investments, at amortized cost (including repurchase agreements of $251,000,000)--see
  accompanying statement                                                                  $864,522,422
Cash                                                                                           870,680
Receivables:
 Shares of beneficial interest sold                                                         37,431,740
 Interest and principal paydowns                                                             1,944,161
Other                                                                                           87,332
                                                                                          --------------
  Total assets                                                                             904,856,335
                                                                                          --------------

LIABILITIES:
Payables and other liabilities:
 Shares of beneficial interest redeemed                                                      9,548,763
 Dividends                                                                                   1,877,345
 Service plan fees--Note 3                                                                      77,264
 Transfer and shareholder servicing agent fees--Note 3                                          61,668
 Trustees' fees                                                                                  6,465
 Other                                                                                         100,585
                                                                                          --------------
  Total liabilities                                                                         11,672,090
                                                                                          --------------

NET ASSETS                                                                                $893,184,245
                                                                                          ==============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                                           $893,946,917
Accumulated net realized loss from investment transactions                                    (762,672)
                                                                                          --------------

NET ASSETS--applicable to 893,946,917 shares of beneficial interest outstanding           $893,184,245
                                                                                          ==============

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE                                   $1.00

See accompanying Notes to Financial Statements.

Statement of Operations For the Year Ended June 30, 1995
Centennial Government Trust

INVESTMENT INCOME--Interest                                 $40,294,537
                                                            -------------

EXPENSES:
Management fees--Note 3                                       3,414,212
Service plan fees--Note 3                                     1,426,765
Transfer and shareholder servicing agent fees--Note 3           448,934
Registration and filing fees                                    128,279
Custodian fees and expenses                                     113,005
Shareholder reports                                             112,611
Legal and auditing fees                                          27,768
Trustees' fees and expenses                                      20,657
Other                                                            17,924
                                                            -------------
  Total expenses                                              5,710,155
                                                            -------------

NET INVESTMENT INCOME                                        34,584,382

NET REALIZED LOSS ON INVESTMENTS                               (757,217)
                                                            -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $33,827,165
                                                            =============

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
Centennial Government Trust

                                                                                    Year Ended June 30,
                                                                                  1995               1994
                                                                              --------------   ----------------
OPERATIONS:
Net investment income                                                         $ 34,584,382       $ 18,573,358
Net realized gain (loss) on investments                                           (757,217)           166,504
                                                                               ------------      --------------
Net increase in net assets resulting from operations                            33,827,165         18,739,862

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                                    (34,750,614)       (18,663,114)
                                                                               ------------      --------------

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest
  transactions--Note 2                                                         280,665,192        (23,735,954)
                                                                               ------------      --------------

NET ASSETS:
Total increase (decrease)                                                      279,741,743        (23,659,206)
Beginning of period                                                            613,442,502        637,101,708
                                                                               ------------      --------------
End of period                                                                 $893,184,245       $613,442,502
                                                                               ============      ==============

See accompanying Notes to Financial Statements.

Financial Highlights
Centennial Government Trust

                                                                       Year Ended June 30,
                                       -----------------------------------------------------------------------------------------
                                         1995     1994     1993     1992     1991     1990     1989     1988     1987    1986
                                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
PER SHARE OPERATING DATA:
Net asset value, beginning of year        $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
$1.00
Income from investment
  operations--net investment income
  and net realized gain on
  investments                               .05      .03      .04      .04      .07      .08      .08      .06      .05      .07
Dividends and distributions to
  shareholders                             (.05)    (.03)    (.04)    (.04)    (.07)    (.08)    (.08)    (.06)    (.05)    (.07)
                                          -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Net asset value, end of year              $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          =====    =====    =====    =====    =====    =====
=====    =====    =====    =====

TOTAL RETURN, AT NET ASSET VALUE ((1))     4.93%    2.84%    2.98%    4.75%    6.86%    8.23%    8.16%
6.06%    5.27%    7.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)                           $893,184 $613,443 $637,102 $574,717 $533,154 $219,003 $151,898  $90,035  $67,042
$78,550
Average net assets (in thousands)      $718,681 $665,494 $633,017 $581,563 $418,268 $200,570 $121,909  $82,815
$74,084  $68,515
Number of shares outstanding at end
  of year (in thousands)                893,947  613,282  637,018  574,722  533,125  218,986  151,901   90,036   67,042
78,550
Ratios to average net assets:
 Net investment income                     4.81%    2.79%    2.81%    4.38%    6.44%    7.75%    8.11%    5.94%    5.17%
  6.59%
 Expenses                                   .80%     .79%     .79%     .78%     .79%     .84%     .85%     .90%     .96%
 .93%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
Centennial Government Trust

1. Significant Accounting Policies

Centennial Government Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of Oppenheimer Management Corporation (OMC). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation--Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Repurchase Agreements--The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes--The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders--The Trust intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

Other--Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

2. Shares of Beneficial Interest

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                      Year Ended June 30, 1995               Year Ended June 30, 1994
                                  ----------------------------------   ------------------------------------
                                      Shares             Amount             Shares             Amount
                                  ---------------    ---------------    ---------------   -----------------
Sold                               2,655,164,842    $ 2,655,164,842      2,133,375,320     $  2,133,375,320
Dividends and distributions
  reinvested                          33,137,329         33,137,329         18,030,062          18,030,062
Redeemed                          (2,407,636,979)    (2,407,636,979)    (2,175,141,336)     (2,175,141,336)
                                   -------------      -------------      -------------      ---------------
Net increase (decrease)              280,665,192    $    280,665,192       (23,735,954)    $   (23,735,954)
                                   =============      =============      =============
===============

Centennial Government Trust

3. Management Fees and Other
   Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of .50% on the first $250 million of average annual net assets with a reduction of .025% on each $250 million thereafter, to .40% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Trust if aggregate expenses (with specified exceptions) exceed the lesser of 1.50% of the first $30 million of average annual net assets of the Trust, plus 1% of average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust.

Shareholder Services, Inc. (SSI), a subsidiary of OMC, is the transfer and shareholder servicing agent for the Trust, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved plan of distribution, the Trust may expend up to .20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Trust shares. During the year ended June 30, 1995 the Trust paid $31,386 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

Exhibit A
DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

      Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

      Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

      MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

      MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

      A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

      S&P's ratings for Municipal Notes due in three years or less are:

      SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

      SP-2:  Satisfactory capacity to pay principal and interest.

      S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

      F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

      F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

      F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

      Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

      A1: Obligations supported by the highest capacity for timely repayment.

      A1: Obligations supported by a very strong capacity for timely repayment.

      A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

      TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

      TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

      Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

      Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's: Bonds (including municipal bonds) are rated as follows:

      AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch:

      AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

      AAA:         The highest credit quality.  The risk factors are
      negligible, being only slightly more than for risk-free U.S.
      Treasury debt.

      AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

      AAA: The lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.


      AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial.
      Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

      A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

      A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

      A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

Exhibit B

AUTOMATIC WITHDRAWAL PLAN PROVISIONS

      By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and elsewhere in the Application for such Plans, and the Prospectus and this Statement of Additional Information as they may be amended from time to time by the Trust and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      Trust shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and distributions followed by shares acquired with a sales charge will be redeemed to the extent necessary to make withdrawal payments.
Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made to shareholders under such plans should not be considered as a yield or income on investment. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges on purchases when made. Accordingly, a shareholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases.

      1. Shareholder Services, Inc., the Transfer Agent of the Trust, will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.

      2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. Those shares will be carried on the Planholder's Plan Statement.

      3. Distributions of capital gains must be reinvested in shares of the Trust, which will be done at net asset value without a sales charge. Dividends may be paid in cash or reinvested.

      4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share determined on the redemption date.

      5. Checks or ACH payments will be transmitted three business days prior to the date selected for receipt of the monthly or quarterly payment (the date of receipt is approximate), according to the choice specified in writing by the Planholder.

      6. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed at any time by the Planholder on written notification to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.

      7. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

      8. The Plan may, at any time, be terminated by the Planholder on written notice to the Transfer Agent, or by the Transfer Agent upon receiving directions to that effect from the Trust. The Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Transfer Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

      9. For purposes of using shares held under the Plan as collateral, the Planholder may request issuance of a portion of his shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares as to which a certificate may be issued, so as not to cause the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. Should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      10. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith.

      11. In the event that the Transfer Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

Investment Adviser and Distributor
Centennial Asset Management Corporation
3410 South Galena Street
Denver, Colorado 80231

Transfer Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800-525-9310

Custodian
Citibank, N.A.
399 Park Avenue
New York, New York 10043

    Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202-3942

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
The Colorado State Bank Building
1600 Broadway - Suite 1850
Denver, Colorado 80202

                                   CENTENNIAL GOVERNMENT TRUST

                                            FORM N-1A

                                             PART C

                                        OTHER INFORMATION


Item 24.    Financial Statements and Exhibits
            ---------------------------------

            (a)    Financial Statements
                   --------------------

                   (1) Condensed Financial Information (See Part A): Filed herewith.

                   (2) Independent Auditors' Report (See Part B): Filed herewith.

                   (3)   Statement of Investments, June 30, 1995 (See Part
B): Filed herewith.

                   (4) Statement of Assets and Liabilities, June 30, 1995 (See Part B): Filed herewith.

                   (5) Statement of Operations for the year ended June 30, 1995 (See Part B): Filed herewith.

                   (6) Statements of Changes in Net Assets for the years ended June 30, 1994 and 1995 (See Part B): Filed herewith.

                   (7) Notes to Financial Statements (See Part B): Filed herewith.

                   (8)   Independent Auditors' Consent: Filed herewith.

            (b)    Exhibits
                   --------

            (1)    Restated Declaration of Trust dated September 27, 1985:
Filed with Registrant's Post-Effective Amendment No. 9, 9/27/85, and refiled with Registrant's Post-Effective Amendment No. 23, 10/28/94, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

            (2) By-Laws, as amended through June 26, 1990: Filed with Registrant's Post-Effective Amendment No. 19, 10/31/91, and refiled with Registrant's Post-Effective Amendment No. 23, 10/28/94, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

            (3)    Not applicable.

            (4) Specimen Share Certificate: Filed with Registrant's Post-Effective Amendment No. 9, 9/23/85, and refiled with Registrant's Post-Effective Amendment No. 23, 10/28/94, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

            (5)    Investment Advisory Agreement dated October 22, 1990:
Filed with Registrant's Post-Effective Amendment No. 18, 10/31/90, and refiled with Registrant's Post-Effective Amendment No. 23, 10/28/94, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

             (6)    (i)    General Distributor's Agreement dated October 13,
1992 between Registrant and Centennial Asset Management Corporation:
Filed with Registrant's Post-Effective Amendment No. 21, 10/29/93, and incorporated herein by reference.

                    (ii) Form of Centennial Asset Management Corporation Dealer Agreement: Filed with Registrant's Post-Effective Amendment No.
6, 10/26/84, and refiled with Registrant's Post-Effective Amendment No. 23, 10/28/94, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

                    (iii) Sub-Distributor's Agreement dated May 28, 1993 between Centennial Asset Management Corporation and Oppenheimer Funds Distributor, Inc.: Filed with Registrant's Post-Effective Amendment No. 21, 10/29/93, and incorporated herein by reference.

             (7)    Not applicable.

             (8)    (i)    Custodian Agreement dated 5/7/82:  Filed with
Registrant's Post-Effective Amendment No. 11, 10/31/86 and refiled with Registrant's Post-Effective Amendment No. 23, 10/28/94, pursuant to
Item 102 of Regulation S-T and incorporated herein by reference.

                    (ii)   Amendment dated September 27, 1985, to Custodian
Agreement: Filed with Registrant's Post-Effective Amendment No. 9, 9/23/85, and refiled with Registrant's Post-Effective Amendment No. 23, 10/28/94, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

             (9)    Not applicable.

             (10) Opinion and Consent of Counsel dated 4/7/82: Filed with Registrant's Pre-Effective Amendment No. 1, 4/13/82, and refiled with Registrant's Post-Effective Amendment No. 23, 10/28/94, pursuant to
Item 102 of Regulation S-T and incorporated herein by reference.

             (11)   Not applicable.

             (12)   Not applicable.

             (13)   Not applicable.

             (14)   (i)    Form of Individual Retirement Account Plan (IRA)
Agreement: Previously filed with Post-Effective Amendment No. 21 of Oppenheimer U.S. Government Trust (File No. 2-76645), 8/25/93, and incorporated herein by reference.

                    (ii) Form of prototype Standardized and Non-Standardized Profit-Sharing Plan for self-employed persons and corporations: Filed with Post-Effective Amendment No. 3 of Oppenheimer Global Growth &
Income Fund (File No. 33-33799), 1/31/92, and incorporated herein by reference.

                    (iii) Form of Tax Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt Organizations:
Filed with Post-Effective Amendment No. 47 of Oppenheimer Growth Fund
(Reg. No. 2-45272), 10/21/94 and incorporated herein by reference.

                    (iv) Form of Simplified Employee Pension IRA: Previously filed with Post-Effective Amendment No. 36 of Oppenheimer Equity Income
Fund (File No. 2-33043), 10/23/91, and incorporated herein by reference.

                    (v) Form of Prototype 401 (k) plan: Filed with Post-Effective Amendment No. 7 to the Registration Statement of Oppenheimer Strategic Income & Growth Fund (Reg. No. 33-47378), 9/28/95, and incorporated herein by reference.

             (15) Service Plan and Agreement under Rule 12b-1 dated August 24, 1993 between Registrant and Centennial Asset Management
Corporation: Filed with Registrant's Post-Effective Amendment No. 21, 10/29/93, and incorporated herein by reference.

             (16)   Performance Data Computation Schedule: Filed herewith.

             (17)   Financial Data Schedule:  Filed herewith.

             --  Powers of Attorney: Filed with Registrant's Post
Effective Amendment No. 21, 10/29/93, and incorporated herein by reference.

             (18)   Not Applicable.

Item 26.     Number of Holders of Securities
             -------------------------------
                                                          Number of Record
                                                          Holders as of
              Title of Class                              October 6, 1995
              --------------                              ----------------

              Shares of Beneficial Interest               43,294

Item 27.     Indemnification
             ---------------
             Reference is made to Section 12 of Article SEVENTH of Registrant's Restated Declaration of Trust, dated September 27, 1985, filed as Exhibit 24(b)(1) to this registration statement.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

      (a) Centennial Asset Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

      (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Centennial Asset Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.


Name & Current Position
with Centennial Asset                  Other Business and Connections
Management Corporation                 During the Past Two Years
-----------------------                ------------------------------
George C. Bowen, Director,             Treasurer of the New York-based
Senior Vice President,                 Oppenheimer funds; Vice President,
Secretary
Treasurer and Assistant                and Treasurer of the Denver-based
Secretary.                             Oppenheimer funds. Vice President and
                                       Treasurer of Oppenheimer Funds
Distributor,
                                       Inc. ("OFDI") and HarbourView
                                       Asset Management Corporation
                                       ("HarbourView"), an investment adviser
                                       subsidiary of OMC; Vice President,
                                       Treasurer and Secretary of Shareholder
                                       Services, Inc. ("SSI") and Shareholder
                                       Financial Services, Inc. ("SFSI"),
transfer                               agent subsidiaries of OMC; President,
                                       Treasurer and Director of Centennial
Capital                                Corporation; Vice President and Treasurer
of                                     Main Street Advisers; Treasurer of
                                       Oppenheimer Partnership Holdings, Inc.;
                                       formerly Senior Vice President/           Comptroller
                                       and Secretary of Oppenheimer Asset
                                       Management Corporation ("OAMC"), an
                                       investment adviser which was a            subsidiary
                                       of OMC.

Michael Carbuto, Vice                  Vice President and Portfolio Manager of
President                              Centennial California Tax Exempt Trust,
                                       Centennial New York Tax Exempt Trust and
                                       Centennial Tax Exempt Trust.

Andrew J. Donohue, Director            Secretary of the New York-based
                                       Oppenheimer funds; Vice President of the
                                       Denver-based Oppenheimer funds; Executive
                                       Vice President, Director and General
Counsel
                                       of the Distributor; Executive Vice
President                              and General Counsel of OMC; Director of
                                       HarbourView Asset Management, Main Street
                                       Advisers, Oppenheimer Partnership
                                       Holdings, Inc.; formerly Senior Vice
                                       President and Associate General Counsel of
                                       the Manager and the Distributor.

Katherine P. Feld, Secretary           Vice President and Secretary of OFDI;
                                       Secretary of HarbourView, Main Street
                                       Advisers, Inc. and Oppenheimer Partnership
                                       Holdings, Inc.; Secretary, Vice President
                                       and Director of Centennial Capital Corp.

James C. Swain, President              Chairman, CEO and Trustee, Director or
and Director                           Managing Partner of the Denver-based
                                       Oppenheimer funds; Director of OMC;
formerly                               President and Director of OAMC, and
                                       Chairman of the Board of SSI.

Gary P. Tyc, Assistant                 Assistant Treasurer of the Distributor and
Treasurer and Assistant                SFSI.
Secretary

Dorothy Warmack, Vice                  Vice President and Portfolio Manager of
President                              Daily Cash Accumulation Fund, Inc.,
                                       Oppenheimer Cash Reserves, Centennial
                                       America Fund, L.P., Centennial Government
                                       Trust and Centennial Money Market Trust;
                                       Vice President of OMC.

Carol Wolf, Vice President             Vice President and Portfolio Manager of
                                       Oppenheimer Money Market Fund, Inc.,
                                       Centennial America Fund, L.P., Centennial
                                       Government Trust, Centennial Money Market
                                       Trust and Daily Cash Accumulation Fund,
                                       Inc.; Vice President of Oppenheimer Multi-
                                       Sector Income Trust.

Arthur Zimmer, Vice                    Vice President and Portfolio Manager of
President                              Centennial America Fund, L.P., Oppenheimer
                                       Money Fund, Centennial Government Trust,
                                       Centennial Money Market Trust and Daily
                                       Cash Accumulation Fund, Inc.; Vice
                                       President of Oppenheimer Multi-Sector
                                       Income Trust; Vice President of OMC

      The Oppenheimer funds include the New York-based Oppenheimer funds and the Denver-based Oppenheimer funds set forth below:

New York-based Oppenheimer funds
Oppenheimer Asset Allocation Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Discovery Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Government Trust
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Tax-Exempt Trust
Oppenheimer New York Tax-Exempt Trust
Oppenheimer Fund
Oppenheimer Target Fund
Oppenheimer Tax-Free Bond Fund
Oppenheimer U.S. Government Trust

Denver-based Oppenheimer funds
Oppenheimer Cash Reserves
Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
The New York Tax-Exempt Income Fund, Inc.
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Strategic Funds Trust
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Tax-Exempt Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds

      The address of Oppenheimer Management Corporation, the New York-based Oppenheimer funds, Oppenheimer Funds Distributor, Inc.,
Harbourview Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

      The address of the Denver-based Oppenheimer funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer
Shareholder Services, Centennial Asset Management Corporation,
Centennial Capital Corp., and Main Street Advisers, Inc. is 3410 South Galena Street, Denver, Colorado 80231.

Item 29.     Principal Underwriter

      (a) Centennial Asset Management Corporation is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Centennial Asset Management Corporation is the investment adviser, as described in Part
A and B of this Registration Statement and listed in Item 28(b) above.

      (b) The directors and officers of the Registrant's principal underwriter are:


                                                                                Positions
                                                                                and
Name & Principal                     Positions & Offices                        Offices
                                                                                with
Business Address                     with Underwriter                           Registrant
----------------                     -------------------                        -----------
Robert J. Bishop+                    None                                       Assistant
                                                                                Secretary

George C.Bowen+                      Director, Senior Vice                      Vice
                                     President, Treasurer and                   President,
                                     Assistant Secretary                        Treasurer
and
                                                                                Secretary

Michael Carbuto*                     Vice President                             None

Andrew J. Donohue*                   Director                                   Vice
President

Scott Farrar+                        None                                       Assistant
                                                                                Secretary

Katherine P. Feld*                   Secretary                                  None

James C. Swain+                      President and Director                     None

Gary Paul Tyc+                       Assistant Treasurer and                    None
                                     Assistant Secretary

Dorothy Warmack+                     Vice President                             None

Carol Wolf+                          Vice President                             None

Arthur Zimmer+                       Vice President                             None


* Two World Trade Center, New York, NY 10048-0203
+ 3410 South Galena St., Denver, CO 80231

      (c)    Not applicable.

Item 30.     Location of Accounts and Records
             --------------------------------

             The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Centennial Asset Management Corporation, 3410 South Galena Street, Denver, Colorado 80231.

Item 31.     Management Services
             -------------------

             Not applicable.

Item 32.     Undertakings
             ------------

             (a)    Not applicable.

             (b)    Not applicable.

                                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 27th day of October, 1995.

                                        CENTENNIAL GOVERNMENT TRUST

                                        By: /s/ James C. Swain*
                                        -----------------------------
                                        James C. Swain, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:


Signatures                               Title                      Date
----------                               -----                      ----
/s/ James C. Swain*                      Chairman, Trustee          October 27, 1995
------------------                       and Principal
James C. Swain                           Executive Officer


/s/ Jon S. Fossel*                       President and              October 27, 1995
-----------------                        Trustee
Jon S. Fossel


/s/ George C. Bowen*                     Treasurer and              October 27, 1995
-------------------                      Principal Financial
George C. Bowen                          and Accounting
                                         Officer

/s/ Robert G. Avis*                      Trustee                    October 27, 1995
------------------
Robert G. Avis

/s/ William A. Baker*                    Trustee                    October 27, 1995
--------------------
William A. Baker

/s/ Charles Conrad, Jr.*                 Trustee                    October 27, 1995
-----------------------
Charles Conrad, Jr.


/s/ Raymond J. Kalinowski*               Trustee                    October 27, 1995
-------------------------
Raymond J. Kalinowski

/s/ C. Howard Kast*                      Trustee                    October 27, 1995
------------------
C. Howard Kast

/s/ Robert M. Kirchner*                  Trustee                    October 27, 1995
----------------------
Robert M. Kirchner

/s/ Ned M. Steel*                        Trustee                    October 27, 1995
----------------
Ned M. Steel


*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact

                                   CENTENNIAL GOVERNMENT TRUST

                                          EXHIBIT INDEX



Form N-1A
Item No.                   Description

24(a)(8)                   Independent Auditor's Consent

24(b)(16)                  Performance Data Computation Schedule

24(b)(17)                  Financial Data Schedule